UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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VeriSign, Inc.

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VeriSign, Inc.
12061 Bluemont Way
Reston, Virginia 20190
April 9, 2014
To Our Stockholders:
You are cordially invited to attend the 2014 Annual Meeting of Stockholders of VeriSign, Inc. (“Verisign”) to be held at our corporate offices located at 12061 Bluemont Way, Reston, Virginia 20190 on Thursday, May 22, 2014, at 10:00 a.m., Eastern Time (the “Meeting”).
The matters expected to be acted upon at the Meeting are described in detail in the following Notice of the 2014 Annual Meeting of Stockholders and Proxy Statement.
We have implemented a U.S. Securities and Exchange Commission rule that requires companies to furnish their proxy materials over the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of our annual report to security holders, which includes our Annual Report on Form 10-K for the year ended December 31, 2013 (collectively, the “Annual Report”), and this proxy statement. The Notice of Internet Availability of Proxy Materials contains instructions on how to access those documents over the Internet. The Notice of Internet Availability of Proxy Materials also contains instructions on how each stockholder can receive a paper copy of our proxy soliciting materials, including this notice and proxy statement, our Annual Report and a form of proxy card or voting instruction card. We believe that this process will conserve natural resources and reduce the costs of printing and distributing our proxy materials.
It is important that you use this opportunity to take part in the affairs of Verisign by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE THE PROXY ELECTRONICALLY OR BY PHONE AS DESCRIBED ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS AND UNDER “INTERNET AND TELEPHONE VOTING” IN THE PROXY STATEMENT, OR ALTERNATIVELY, IF RECEIVING PAPER COPIES OF PROXY MATERIALS, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. Returning or completing the proxy does not deprive you of your right to attend the Meeting and to vote your shares in person.
We look forward to seeing you at our 2014 Annual Meeting of Stockholders.

Sincerely,

/s/ D. James Bidzos
D. James Bidzos
Chairman of the Board of Directors and Executive Chairman, President and Chief Executive Officer

VERISIGN, INC.
12061 Bluemont Way
Reston, Virginia 20190

Notice of the 2014 Annual Meeting of Stockholders

TO OUR STOCKHOLDERS:
NOTICE IS HEREBY GIVEN that the 2014 Annual Meeting of Stockholders of VeriSign, Inc. will be held at our corporate offices located at 12061 Bluemont Way, Reston, Virginia 20190 on Thursday, May 22, 2014, at 10:00 a.m., Eastern Time. The 2014 Annual Meeting of Stockholders is being held for the following purposes:
1. To elect seven directors of VeriSign, Inc., each to serve until the next annual meeting, or until a successor has been elected and qualified or until the director’s earlier resignation or removal.
2. To approve an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation and Sixth Amended and Restated Bylaws to permit stockholders to call special meetings.
3. To approve, on a non-binding, advisory basis, VeriSign, Inc.’s executive compensation.
4. To ratify the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2014.
5. To transact such other business as may properly come before the 2014 Annual Meeting of Stockholders or any adjournment thereof.
The foregoing items of business are more fully described in the proxy statement accompanying this Notice.
Only stockholders of record at the close of business on March 28, 2014, are entitled to notice of and to vote at the 2014 Annual Meeting of Stockholders or any adjournment thereof.

By Order of the Board of Directors,

/s/ Richard H. Goshorn
Richard H. Goshorn
Secretary
Reston, Virginia
April 9, 2014
WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE THE PROXY ELECTRONICALLY OR BY PHONE AS DESCRIBED ON THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS AND UNDER “INTERNET AND TELEPHONE VOTING” IN THE PROXY STATEMENT, OR ALTERNATIVELY, IF RECEIVING PAPER COPIES OF PROXY MATERIALS, COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

VERISIGN, INC.
12061 Bluemont Way
Reston, Virginia 20190

PROXY STATEMENT
FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS

April 9, 2014
The accompanying proxy is solicited on behalf of the Board of Directors (the “Board”) of VeriSign, Inc. (“Verisign” or the “Company”) for use at the 2014 Annual Meeting of Stockholders (the “Meeting”) to be held at our corporate offices located at 12061 Bluemont Way, Reston, Virginia 20190 on Thursday, May 22, 2014 at 10:00 a.m., Eastern Time. Only holders of record of our common stock at the close of business on March 28, 2014, which is the record date, will be entitled to vote at the Meeting. At the close of business on the record date, we had [ ] shares of common stock outstanding and entitled to vote. This proxy statement and the accompanying form of proxy (collectively, the “Proxy Statement”) were first made available to stockholders on or about April 9, 2014. Our annual report to security holders, which includes our Annual Report on Form 10-K for the year ended December 31, 2013 (collectively, the “Annual Report”), is enclosed with this Proxy Statement for stockholders receiving a paper copy of proxy soliciting materials. The Annual Report and Proxy Statement can both be accessed on the Investor Relations section of our website at http://investor.verisign.com, or at www.edocumentview.com/vrsn.
All proxies will be voted in accordance with the instructions contained therein. Unless contrary instructions are specified, if the accompanying proxy is executed and returned (and not revoked) prior to the Meeting, the shares of Verisign common stock represented by the proxy will be voted: (1) FOR the election of each of the seven director candidates nominated by the Board; (2) FOR the approval of an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and Sixth Amended and Restated Bylaws (the “Bylaws”) to permit stockholders to call special meetings. (3) FOR the non-binding, advisory resolution to approve Verisign’s executive compensation; (4) FOR the ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014 (“fiscal 2014”); and (5) in accordance with the best judgment of the named proxies on any other matters properly brought before the Meeting.
Adoption of Majority Vote Standard in Uncontested Director Elections
Verisign’s Sixth Amended and Restated Bylaws provide for a majority of votes cast standard in uncontested director elections. A majority of the votes cast means, with respect to a nominee for director, that the number of shares voted “for” the election of that nominee must exceed the number of votes cast as “withheld” for that nominee. In contested elections where the number of nominees exceeds the number of directors to be elected, the vote standard will continue to be a plurality of votes cast. In uncontested elections where a nominee who already serves as a director is not re-elected, such director shall tender his or her resignation, subject to acceptance by the Board. The Corporate Governance and Nominating Committee shall make a recommendation to the Board as to whether to accept or reject the tendered resignation, or whether other action should be taken. The Board shall act on the Corporate Governance and Nominating Committee’s recommendation and publicly disclose its decision and the rationale therefor within ninety days from the date of the certification of the election results. The director who tenders his or her resignation will not participate in the Corporate Governance and Nominating Committee’s or the Board’s decision. If the failure of a nominee to be elected at the annual meeting results in a vacancy on the Board, that vacancy can be filled by action of the Board.
 Voting Rights
Holders of our common stock are entitled to one vote for each share held as of the record date.

Quorum, Effect of Abstentions and Broker Non-Votes, Vote Required to Approve the Proposals
A majority of the shares of common stock outstanding and entitled to vote must be present or represented by proxy at the Meeting in order to have a quorum. Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Meeting. A broker non-vote occurs when a bank, broker or other stockholder of record holding shares for a beneficial owner submits a proxy for the meeting, but does not vote on a particular proposal because that record holder does not have discretionary voting power with respect to that “non-routine” proposal and has not received voting instructions from the beneficial owner. Each of the election of directors, the approval of an amendment to the Company’s Certificate of Incorporation and Bylaws to permit stockholders to call special meetings and the non-binding, advisory vote to approve executive compensation is a “non-routine” proposal and so shares for which record holders do not receive voting instructions will not be voted on such matters.
If a quorum is present, a nominee for election to a position on the Board in an uncontested election in which directors are elected by a majority of votes cast will be elected as a director if the votes cast “for” the election of the nominee exceed the number of votes cast as “withheld” for that nominee. The following will not be votes cast and will have no effect on the election of any director nominee: (i) a share whose ballot is marked as abstain; (ii) a share otherwise present at the meeting but for which there is an abstention; (iii) a share otherwise present at the meeting as to which a stockholder gives no authority or direction; and (iv) a share subject to a broker non-vote. Stockholders may not cumulate votes in the election of directors.

The approval of an amendment to the Company’s Certificate of Incorporation and Bylaws to permit stockholders to call special meetings requires the affirmative vote of the majority of the shares of common stock entitled to vote on the proposal. Under this voting standard, abstentions, broker non-votes and shares not present or represented by proxy at the Meeting will have the effect of votes cast against the proposal.
If a quorum is present, approvals of the proposals for:

•	the non-binding, advisory resolution to approve Verisign’s executive compensation;

•	the ratification of the selection of KPMG LLP as our independent registered public accounting firm for fiscal 2014; and

•	all other matters that properly come before the Meeting
require the affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote on the subject matter. Under this voting standard, abstentions will have the effect of votes cast against the proposal, and broker non-votes will not affect the voting outcome.
The inspector of elections appointed for the Meeting will separately tabulate affirmative and withheld votes, abstentions and broker non-votes.
Adjournment of Meeting
In the event that a quorum shall fail to attend the Meeting, either in person or represented by proxy, the chairman may adjourn the Meeting, or alternatively, the holders of a majority of the shares of stock entitled to vote who are present, in person or by proxy, may adjourn the Meeting. Any such adjournment proposed by a stockholder or person named as a proxy would require the affirmative vote of the majority of the outstanding shares present in person or represented by proxy at the Meeting.
Expenses of Soliciting Proxies
Verisign will pay the expenses of soliciting proxies to be voted at the Meeting. Verisign intends to retain Georgeson Inc. for various services related to the solicitation of proxies, which we anticipate will cost between $9,000 and $16,000, plus reimbursement of expenses. Following the original mailing of the Notice of Internet Availability of Proxy Materials and paper copies of proxies and other proxy soliciting materials, we and/or our agents may also solicit proxies by mail, telephone, electronic transmission, including email, or in person. Following the original mailing of the Notice of Internet Availability of Proxy Materials and paper copies of the proxies and other proxy soliciting materials, we will request that brokers, custodians, nominees and other record holders of our shares forward copies of the proxy and other proxy soliciting materials to persons for whom they hold shares and request authority for the exercise of proxies. In such cases, we will reimburse the record holders for their reasonable expenses if they ask us to do so.
Revocability of Proxies
A stockholder may revoke any proxy that is not irrevocable by attending the Meeting and voting in person or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the Company.

Internet and Telephone Voting
If you hold shares of record as a registered stockholder, you can simplify your voting process and save the Company expense by voting your shares by telephone at 1-800-652-VOTE (8683) or on the Internet at www.envisionreports.com/vrsn twenty-four hours a day, seven days a week. Telephone and Internet voting are available through 12:00 a.m. Eastern Time the day of the Meeting. More information regarding Internet voting is given on the Notice of Internet Availability of Proxy Materials. If you hold shares through a bank or brokerage firm, the bank or brokerage firm will provide you with separate instructions on a form you will receive from them. Many such firms make telephone or Internet voting available, but the specific processes available will depend on those firms’ individual arrangements.
Householding
A number of brokerage firms have instituted a procedure called “householding,” which has been approved by the Securities and Exchange Commission (the “SEC”). Under this procedure, the firm delivers only one copy of the Notice of Internet Availability of Proxy Materials or paper copies of the Annual Report and Proxy Statement, as the case may be, to multiple stockholders who share the same address and have the same last name, unless it has received contrary instructions from an affected stockholder. If your shares are held in “street name,” please contact your bank, broker or other holder of record to request information about householding.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Our Bylaws authorize eleven directors or such number of directors determined from time to time by a resolution of the Board; there are currently seven directors, as determined by a written resolution of the Board. The terms of the current directors, who are identified below, expire upon the election and qualification of the directors to be elected at the Meeting. The Board has nominated each of the seven current directors for re-election at the Meeting to serve until the 2015 Annual Meeting of Stockholders and until their respective successors have been elected and qualified. There are currently no vacancies on the Board. Proxies cannot be voted for more than seven persons, which is the number of nominees.
Unless otherwise directed, the persons named in the proxy intend to vote all proxies FOR the re-election of the nominees, as listed below, each of whom has consented to serve as a director if elected. If, at the time of the Meeting, any of the nominees is unable or declines to serve as a director, the discretionary authority provided in the enclosed proxy will be exercised to vote for a substitute candidate designated by the Board, unless the Board chooses to reduce its own size. The Board has no reason to believe any of the nominees will be unable or will decline to serve if elected.
Nominees/Directors
Set forth below is certain information relating to our directors, including details on each director/nominee’s specific experience, qualifications, attributes or skills that led the Board to conclude that the person should serve as a director of the Company.

Name	Age	Position
Nominees for election as directors for a term expiring in 2015:
D. James Bidzos	59	Chairman of the Board, Executive Chairman, President and Chief Executive Officer
William L. Chenevich(1)(2)	70	Lead Independent Director
Kathleen A. Cote(1)(2)	65	Director
Roger H. Moore(1)(2)	72	Director
John D. Roach(1)(3)	70	Director
Louis A. Simpson(2)(3)	77	Director
Timothy Tomlinson(2)(3)	64	Director

(1)	Member of the Audit Committee.

(2)	Member of the Corporate Governance and Nominating Committee.

(3)	Member of the Compensation Committee.

D. James Bidzos has served as Executive Chairman since August 2009 and President and Chief Executive Officer since August 2011. He served as Executive Chairman and Chief Executive Officer on an interim basis from June 2008 to August 2009 and served as President from June 2008 to January 2009. He served as Chairman of the Board since August 2007 and from April 1995 to December 2001. He served as Vice Chairman of the Board from December 2001 to August 2007. Mr. Bidzos served as a director of VeriSign Japan K.K. (“VeriSign Japan”) from March 2008 to August 2010 and served as Representative Director of VeriSign Japan from March 2008 to September 2008. Mr. Bidzos served as Vice Chairman of RSA Security Inc., an Internet identity and access management solution provider, from March 1999 to May 2002, and Executive Vice President from July 1996 to February 1999. Prior thereto, he served as President and Chief Executive Officer of RSA Data Security, Inc. from 1986 to February 1999.
Mr. Bidzos is a business executive with significant expertise in the technology that is central to the Company’s businesses. Mr. Bidzos is an Internet and security industry pioneer who understands the strategic technology trends in markets that are important to the Company. Mr. Bidzos was a founder of the Company and has been either Chairman or Vice Chairman of the Company’s Board of Directors since the Company’s founding in April 1995, providing him with valuable insight and institutional knowledge of the Company’s history and development. Mr. Bidzos has prior experience on our Compensation Committee and our Corporate Governance and Nominating Committee and as a member of several other public-company boards. Mr. Bidzos’s years of board-level experience contribute important knowledge and insight to the Board. Additionally, Mr. Bidzos’s executive-level experience includes many years as a Chief Executive Officer, providing him with a perspective that the Board values. Mr. Bidzos also has international business experience from his service as a director of VeriSign Japan.
William L. Chenevich has served as Lead Independent Director since February 2009 and as a director since the Company’s founding in April 1995. Mr. Chenevich served as Vice Chairman of Technology and Operations for U.S. Bancorp, a financial holding company, from February 2001 to July 2010. He served as Vice Chairman of Technology and Operations Services of Firstar Corporation, a financial services company, from 1999 until its merger with U.S. Bancorp in February 2001. Prior thereto, he was Group Executive Vice President of VISA International, a financial services company, from 1994 to 1999. Mr. Chenevich holds a B.B.A. degree in Business from the City College of New York and an M.B.A. degree in Management from the City University of New York.
Mr. Chenevich is a business executive with significant expertise in technology and operations developed over more than twenty years in the financial services industry. Mr. Chenevich’s expertise in technology and operations is directly relevant to the products and services of the Company’s businesses. Mr. Chenevich’s experience in the financial services industry is also relevant as that industry is an important target industry for the Company’s products and services. Mr. Chenevich’s service on several other boards of directors over his career, and his service on our Board since the Company’s founding, have provided him with significant board-level experience, as well as valuable insight and institutional knowledge of the Company’s history and development. Mr. Chenevich’s financial and accounting skills qualify him as an audit committee financial expert. His experience on our Audit Committee and the audit committee of another company are also valuable to the Company. In addition, Mr. Chenevich has significant executive-level experience as a management committee member at leading financial institutions for more than twenty years, including experience in mergers and acquisitions transactions. Mr. Chenevich also has significant international business experience from his time as Group Executive Vice President of VISA International.
Kathleen A. Cote has served as a director since February 2008. From May 2001 to June 2003, Ms. Cote served as Chief Executive Officer of Worldport Communications Company, a provider of Internet managed services. From September 1998 to May 2001, she served as Founder and President of Seagrass Partners, a consulting firm specializing in providing strategic planning, business, operational and management support for startup and mid-sized technology companies. Prior thereto, she served as President and Chief Executive Officer of Computervision Corporation, a supplier of desktop and enterprise, client server and web-based product development and data management software and services. During the past five years, Ms. Cote has held directorships at Asure Software Corporation, GT Advanced Technologies Inc., 3Com Corporation and Western Digital Corporation. Ms. Cote holds an Honorary Doctorate from the University of Massachusetts, an M.B.A. degree from Babson College, and a B.A. degree from the University of Massachusetts, Amherst.
Ms. Cote is a business executive with significant expertise overseeing global companies in technology and operations in the areas of systems integration, networks, hardware and software, including web-based applications and Internet services. Ms. Cote’s expertise in technology and operations is directly relevant to the Company’s businesses. Ms. Cote’s expertise as a business executive also includes sales and marketing, product development, strategic planning and international experience, which contributes important expertise to the Board in those areas of business administration. Ms. Cote’s financial and accounting skills qualify her as an audit committee financial expert. In addition to Ms. Cote’s tenure as a director of the Company, Ms. Cote has served on several other boards of directors, including service on the audit and corporate governance committees of those boards, providing her with valuable board-level experience. Ms. Cote’s executive-level experience includes experience as a Chief Executive Officer, providing her with a perspective that the Board values.

Roger H. Moore has served as a director since February 2002. From December 2007 to May 2009, he served as a consultant assisting Verisign in the divestiture of its Communications Services business. From June 2007 through November 2007, Mr. Moore served as interim Chief Executive Officer of Arbinet Corporation, a provider of online trading services. He was President and Chief Executive Officer of Illuminet Holdings, Inc. from December 1995 until December 2001 when Verisign acquired Illuminet Holdings. Prior to Illuminet Holdings, Mr. Moore spent ten years with Nortel Networks in a variety of senior management positions including President of Nortel Japan. During the past five years, Mr. Moore has held directorships at Western Digital Corporation and Consolidated Communications Holdings, Inc. Mr. Moore holds a B.S. degree in General Science from Virginia Polytechnic Institute and State University.
Mr. Moore is a business executive with significant expertise in general management, sales, technology and strategic planning in the telecommunications industry. Mr. Moore’s expertise contributes operational knowledge of important inputs to the Company’s businesses and provides valuable experience in areas of business administration. Mr. Moore also has significant experience, both as a senior executive and as a board member, in joint venture and mergers and acquisition transactions, which is experience that is valuable to the Board. Mr. Moore’s financial and accounting skills qualify him as an audit committee financial expert. Mr. Moore also serves on several other boards of directors, including service on the audit, compensation and corporate governance committees of certain of those boards, providing him with valuable board-level experience. In addition to the several years of business management experience mentioned above, Mr. Moore has international business experience from his time as President of Nortel Japan and as President of AT&T Canada.
John D. Roach has served as a director since July 2007. Mr. Roach has served as Chairman of the Board of Directors and Chief Executive Officer of Stonegate International, a private investment and advisory services company, since September 2001. From November 2002 to January 2006, he served as Executive Chairman of Unidare U.S., a subsidiary of Unidare plc, a public Irish financial holding company and supplier of products to the welding, safety and industrial markets. From 1998 to 2001, he served as Founder and Chairman, President and Chief Executive Officer of Builders FirstSource, Inc., a distributor of building products. Prior to that, he was Chairman, President and Chief Executive Officer of Fibreboard Corporation, a building products company, from July 1991 to July 1997 when it was acquired by Owens Corning. Mr. Roach also held various executive level roles at Johns Manville Corp. from 1987 to 1991, including serving as its Chief Financial Officer and President of two of its affiliated entities. During the past five years, Mr. Roach has held directorships at Ply Gem Holdings, Inc., PMI Group, Inc. and URS Corporation. Mr. Roach holds a B.S. degree in Industrial Management from M.I.T. and an M.B.A. degree from Stanford University.
Mr. Roach is a business executive with significant expertise in private investment and seventeen years of strategy consulting experience, including serving in senior officer roles at The Boston Consulting Group, Booz Allen Hamilton Inc. and Braxton International. Mr. Roach’s expertise contributes business operational knowledge and strategic planning skills, along with knowledge important to mergers and acquisitions activity. Mr. Roach’s financial and accounting skills qualify him as an audit committee financial expert. Throughout his career, Mr. Roach has served on ten other public corporation boards of directors, providing him with valuable board-level experience. His experience on our Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee, and the audit committees, compensation committees and corporate governance and nominating committees of several other companies, is also valuable to the Company. Mr. Roach has years of executive experience as a Chief Executive Officer at several other companies, two of which were publicly-traded, and as a Chief Financial Officer. Mr. Roach has international experience as the former Managing Director of the Worldwide Strategy Practice for Booz Allen Hamilton and was responsible for managing all of Johns Manville Corp.’s European business activities.
Louis A. Simpson has served as a director since May 2005. Mr. Simpson is Chairman of SQ Advisors, LLC, an investment firm. From May 1993 to December 2010, he served as President and Chief Executive Officer, Capital Operations, of GEICO Corporation, a passenger auto insurer. Mr. Simpson previously served as Vice Chairman of the Board of GEICO from 1985 to 1993. During the past five years, Mr. Simpson has held directorships at Science Applications International Corporation and Chesapeake Energy Corporation. Mr. Simpson holds a B.A. degree from Ohio Wesleyan University and an M.A. degree in Economics from Princeton University.
Mr. Simpson is a business executive with significant expertise in insurance, finance and private investment. Mr. Simpson’s expertise contributes all around business acumen, skills in strategic planning and finance, along with knowledge important to mergers and acquisitions activity. Throughout his career, Mr. Simpson has served on the board of directors of more than fifteen publicly traded companies, providing him with extensive and valuable board-level experience. Mr. Simpson’s board-level experience also includes previous audit committee, finance committee, nominating and corporate governance committee and compensation committee experience on certain of those public-company boards. Mr. Simpson is a recognized expert in corporate governance matters, having lectured and presented numerous times on corporate governance topics at seminars and continuing education courses. As indicated above, Mr. Simpson’s career includes executive-level experience as a Chief Executive Officer, providing him with a perspective that the Board values.

Timothy Tomlinson was a corporate lawyer employed as General Counsel of Portola Minerals Company, a producer and seller of limestone products, from May 2011 through December 2013. Mr. Tomlinson was employed as Of Counsel by the law firm Greenberg Traurig, LLP from May 2007 through May 2011. Mr. Tomlinson was the founder and a named partner of Tomlinson Zisko LLP and practiced with this Silicon Valley law firm from 1983 until its acquisition by Greenberg Traurig, LLP in May 2007. He served as managing partner of Tomlinson Zisko LLP for multiple terms. Mr. Tomlinson is a long-tenured member of the Board, having served from the Company’s founding in 1995 until 2002, and again since his reappointment in November 2007. Mr. Tomlinson holds a B.A. degree in Economics, a Ph.D. degree in History, an M.B.A. and a J.D. degree from Stanford University.
Mr. Tomlinson has significant expertise in corporate matters including finance and mergers and acquisitions and has represented clients in the technology industry for more than thirty years. Mr. Tomlinson’s long-term service on our Board has provided him with valuable insight and institutional knowledge of the Company’s history and development. He has extensive experience in corporate governance, both as a lawyer advising clients, and through serving on our Audit, Compensation and Corporate Governance and Nominating Committees, as well as the audit, compensation, and governance committees of other public companies.
Compensation of Directors
This section provides information regarding the compensation policies for non-employee directors and amounts earned and securities awarded to these directors in fiscal 2013. Employee directors are not compensated for their services as a director. D. James Bidzos, a director, is the Company’s Executive Chairman, President and Chief Executive Officer. As an employee of the Company, Mr. Bidzos does not participate in the compensation program for non-employee directors, and he is compensated as an executive officer of the Company. Mr. Bidzos’ compensation is described in “Executive Compensation” elsewhere in this Proxy Statement.

Non-Employee Director Retainer Fees and Equity Compensation Information
On July 23, 2013, the Compensation Committee met to consider the cash and equity-based compensation to be paid to non-employee directors. The Compensation Committee reviewed competitive market data prepared by Frederic W. Cook & Co. (“FW Cook”), its independent compensation consultant, for the same comparator group used to benchmark executive compensation and certain available information for other boards and reviewed the board compensation practices of these companies. For information about the comparator group, see “Executive Compensation—Compensation Discussion and Analysis.” Following this review and consideration of the recommendations made by FW Cook, the Compensation Committee determined that it was in the best interests of Verisign and its stockholders to maintain the amount of the annual cash retainer fees at current levels and maintain the value of the annual equity award grant to each director at $240,000 (made solely in the form of restricted stock units (“RSUs”)). New directors are granted an equity award equal to the pro rata amount of such annual equity award, the amount of which is determined based on the date of such new director’s appointment or election to the Board. Directors are subject to the Company’s Stock Retention Policy as described in “Executive Compensation—Compensation Discussion and Analysis.”
Directors also receive annual cash retainer fees, which in fiscal 2013 were as follows:

Annual retainer for non-employee directors	$40,000
Additional annual retainer for Non-Executive Chairman of the Board(1)	$100,000
Additional annual retainer for Lead Independent Director	$25,000
Additional annual retainer for Audit Committee members	$25,000
Additional annual retainer for Compensation Committee members	$20,000
Additional annual retainer for Corporate Governance and Nominating Committee members	$10,000
Additional annual retainer for Audit Committee Chairperson	$15,000
Additional annual retainer for Compensation Committee Chairperson	$10,000
Additional annual retainer for Corporate Governance and Nominating Committee Chairperson	$5,000

(1)	The position of “Non-Executive Chairman of the Board” was not held during 2013, and as such no annual retainer fees were paid during this period.
Non-employee directors are reimbursed for their expenses in attending meetings.
Non-Employee Director Compensation Table for Fiscal 2013
The following table sets forth a summary of compensation information for our non-employee directors for fiscal 2013. As an executive officer of the Company during fiscal 2013, Mr. Bidzos received no additional compensation for services provided as a director. Information regarding Mr. Bidzos’ compensation may be found under “Executive Compensation.”
DIRECTOR COMPENSATION FOR FISCAL 2013

Non-Employee Director Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
William L. Chenevich	115,000	239,962	354,962
Kathleen A. Cote(3)	80,000	239,962	319,962
Roger H. Moore	75,000	239,962	314,962
John D. Roach(4)	85,000	239,962	324,962
Louis A. Simpson	80,000	239,962	319,962
Timothy Tomlinson(5)	70,000	239,962	309,962

(1)	Amounts shown represent retainer fees earned by each director.

(2)
Stock Awards consist solely of RSUs. Amounts shown represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for the applicable awards granted in fiscal 2013. The grant date fair value of each Stock Award granted to each non-employee director on July 23, 2013 was $ 239,962 (5,296 RSUs at $45.31 per share closing price on the grant date).

(3)	As of December 31, 2013, Ms. Cote held outstanding options to purchase 12,430 shares of the Company’s common stock.

(4)	As of December 31, 2013, Mr. Roach held outstanding options to purchase 19,432 shares of the Company’s common stock.

(5)	As of December 31, 2013, Mr. Tomlinson held outstanding options to purchase 8,884 shares of the Company’s common stock.

Stock options are granted at an exercise price not less than 100% of the fair market value of Verisign’s common stock on the date of grant and have a term of not greater than seven years from the date of grant. Directors are permitted to exercise vested stock options for up to three years following the termination of their Board service. RSUs granted to non-employee directors in 2013 vested immediately upon grant. The Compensation Committee may authorize grants with different vesting schedules in the future. The vesting of equity awards for all non-employee directors accelerates as to 100% of any unvested equity awards upon certain changes-in-control as set forth in the Amended and Restated VeriSign, Inc. 2006 Equity Incentive Plan (the “2006 Plan”) and the 1998 Directors Stock Option Plan, as applicable.
The Board Recommends a Vote “FOR” the Election of Each of the Nominated Directors.

CORPORATE GOVERNANCE

Independence of Directors
As required under The NASDAQ Stock Market’s listing standards, a majority of the members of our Board must qualify as “independent,” as determined by the Board. The Board consults with our legal counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of The NASDAQ Stock Market.
Consistent with these considerations, after review of all relevant transactions and relationships between each director, or any of his or her family members, and Verisign, our executive officers or our independent registered public accounting firm, the Board affirmatively determined on February 20, 2014 that the majority of our Board is comprised of independent directors. Our independent directors are: Mr. Chenevich, Ms. Cote, Mr. Moore, Mr. Roach, Mr. Simpson, and Mr. Tomlinson. Each director who serves on the Audit Committee, the Compensation Committee or the Corporate Governance and Nominating Committee is an independent director. Mr. Bidzos serves as Executive Chairman, President and Chief Executive Officer.

Board Leadership Structure
The Board regularly considers the appropriate leadership structure for the Company and has concluded that the Company and its stockholders are best served by not having a formal policy on whether the same individual should serve as both Chief Executive Officer and Chairman of the Board. This flexibility allows the Board to utilize its considerable experience and knowledge to elect the most appropriate director as Chairman, while maintaining the ability to separate the Chairman of the Board and Chief Executive Officer roles when necessary. This determination is made according to what the Board believes is best to provide appropriate leadership for the Company at such time. Currently, the Company’s seven-member Board is led by Chairman D. James Bidzos. Mr. Bidzos is also an officer of the Company, serving as its Executive Chairman, President and Chief Executive Officer. The Board has appointed William L. Chenevich as Lead Independent Director. The Lead Independent Director presides at all meetings of the Board at which the Chairman of the Board is not present. Six of the seven directors are independent.
The Board has determined that its current leadership represents an appropriate structure for the Company. In particular, this structure capitalizes on the expertise and experience of Messrs. Bidzos and Chenevich due to their long-tenured service to the Board. The structure permits Mr. Bidzos to engage in the operations of the Company in a more in-depth way as Executive Chairman, President and Chief Executive Officer. Lastly, the structure ensures Board independence from management by permitting the Lead Independent Director to call and chair meetings of the independent directors separate and apart from the Chairman of the Board.
Mr. Bidzos was a founder of the Company and its initial Chief Executive Officer, and he has been either Chairman or Vice Chairman of the Company’s Board of Directors since the Company’s founding in 1995. Mr. Bidzos’s current tenure as Chairman of the Board dates to August 2007. Mr. Bidzos was appointed Executive Chairman, President and Chief Executive Officer of Verisign on an interim basis on June 30, 2008. On January 14, 2009, Mr. Bidzos resigned as President on an interim basis, and on August 17, 2009, Mr. Bidzos resigned as Executive Chairman and Chief Executive Officer on an interim basis and was appointed Executive Chairman of Verisign. On August 1, 2011, Mr. Bidzos was appointed President and Chief Executive Officer. Mr. Chenevich has also been a member of the Board since the Company’s founding in 1995 and has been the Lead Independent Director since February 2009.

Board Role in Risk Oversight
The Board’s role in the Company’s risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, and strategic and reputational risks. The full Board (or the appropriate committee in the case of risks that are under the purview of a particular committee) receives these reports from the appropriate member of senior management responsible for mitigating these risks within the organization to enable it to understand our risk identification, risk management and risk mitigation strategies. When a committee receives a report on risks under its purview, the Chairperson of the relevant committee reports on the discussion to the full Board during the committee reports portion of the next Board meeting. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships. All of our Board members have experience with enterprise risk management.

Board and Committee Meetings
The Board met six times and its committees collectively met fourteen times during 2013. During fiscal 2013, no director attended fewer than 75% of the aggregate of (i) the total number of meetings held by the Board and (ii) the total number of meetings held by all committees on which he or she served. As the Lead Independent Director, Mr. Chenevich may schedule and conduct separate meetings of the independent directors and perform other similar duties.

Board Members’ Attendance at the Annual Meeting
Although we do not have a formal policy regarding attendance by members of the Board at our annual meeting of stockholders, we encourage directors to attend. One member of the Board attended our 2013 Annual Meeting of Stockholders.

Corporate Governance and Nominating Committee
The Board has established a Corporate Governance and Nominating Committee to recruit, evaluate, and nominate candidates for appointment or election to serve as members of the Board, recommend nominees for committees of the Board, recommend corporate governance principles and periodically review and assess the adequacy of these principles, and review annually the performance of the Board. The Corporate Governance and Nominating Committee is currently composed of Ms. Cote (Chairperson) and Messrs. Chenevich, Moore, Simpson and Tomlinson, each of whom has been determined by the Board to be an “independent director” under the rules of The NASDAQ Stock Market. The Corporate Governance and Nominating Committee operates pursuant to a written charter. The Corporate Governance and Nominating Committee’s charter is located on our website at https://investor.verisign.com/documents.cfm. The Corporate Governance and Nominating Committee met four times during fiscal 2013.
In nominating candidates for election to the Board, the Corporate Governance and Nominating Committee considers the performance and qualifications of each potential nominee or candidate, not only for his or her individual strengths but also for his or her potential contribution to the Board as a group. While it has no express policy, in carrying out this responsibility the Corporate Governance and Nominating Committee also considers additional factors, such as diversity of business administration specialty, expertise within industries and markets tangential or complementary to the Company’s industry, and business contacts among the various market segments relevant to the Company’s sales, human resource and development strategies. Additionally, pursuant to its charter, the Corporate Governance and Nominating Committee evaluates and reviews with the Board the criteria for selecting new directors, including skills and characteristics, in the context of the current composition of the Board and its committees.
The Corporate Governance and Nominating Committee considers candidates for director nominees proposed by directors and stockholders. The Corporate Governance and Nominating Committee may also from time to time retain one or more third-party search firms to identify suitable candidates.
The Corporate Governance and Nominating Committee will consider all candidates identified by the directors, chief executive officer, stockholders, or third-party search firms through the processes described above, and will evaluate each of them, including incumbents and candidates nominated by stockholders, based on the same criteria.
If you would like the Corporate Governance and Nominating Committee to consider a prospective candidate, in accordance with our Bylaws, please submit the candidate’s name and qualifications to: Richard H. Goshorn, Secretary, VeriSign, Inc., 12061 Bluemont Way, Reston, Virginia 20190.

Audit Committee
The Board has established an Audit Committee that oversees the accounting and financial reporting processes at the Company, internal control over financial reporting, audits of the Company’s financial statements, the qualifications of the Company’s independent registered public accounting firm, and the performance of the Company’s internal audit department and the independent registered public accounting firm. The independent registered public accounting firm reports directly to the Audit Committee, and the Audit Committee is responsible for the appointment (subject to stockholder ratification), compensation and retention of the independent registered public accounting firm. The Audit Committee also oversees the Company’s processes to manage business and financial risk, and compliance with significant applicable legal and regulatory requirements, and oversees the Company’s ethics and compliance programs. The Audit Committee is currently composed of Messrs. Chenevich (Chairperson), Moore and Roach and Ms. Cote. Each member of the Audit Committee meets the independence criteria of The NASDAQ Stock Market and the SEC. Each Audit Committee member meets The NASDAQ Stock Market’s financial knowledge requirements, and the Board has determined that the Audit Committee has at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities as required by Rule 5605(c)(2) of The NASDAQ Stock Market. The Audit Committee operates pursuant to a written charter, which complies with the applicable provisions of the Sarbanes-Oxley Act of 2002 and related rules of the SEC and The NASDAQ Stock Market. The Audit Committee’s charter is located on our website at https://investor.verisign.com/documents.cfm. The Audit Committee met five times during fiscal 2013.

Audit Committee Financial Expert
Our Board has determined that William L. Chenevich, Kathleen A. Cote, Roger H. Moore and John D. Roach are “audit committee financial experts” as such term is defined in Item 407(d)(5) of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Messrs. Chenevich, Moore and Roach and Ms. Cote meet the independence requirements for audit committee members as defined in the applicable listing standards of The NASDAQ Stock Market.

Report of the Audit Committee
The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the Securities and Exchange Commission (“SEC”) or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) except to the extent that Verisign specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.
The Audit Committee is composed of four directors who meet the independence and experience requirements of The NASDAQ Stock Market Rules. The Audit Committee operates under a written charter adopted by the board of directors (the “Board”) of VeriSign, Inc. (“Verisign”). The members of the Audit Committee are Messrs. Chenevich (Chairperson), Moore and Roach, and Ms. Cote. The Audit Committee met five times during fiscal 2013.
Management is responsible for the preparation, presentation and integrity of Verisign’s financial statements, accounting and financial reporting principles and internal controls and processes designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with accounting standards and applicable laws and regulations (the “Internal Controls”). The independent registered public accounting firm, KPMG LLP (“KPMG”), is responsible for performing an independent audit of Verisign’s consolidated financial statements and the effectiveness of the Company’s internal control over financial reporting in accordance with standards of the Public Company Accounting Oversight Board (United States) and for issuing reports thereon.
The Audit Committee is responsible for oversight of Verisign’s financial, accounting and reporting processes and its compliance with legal and regulatory requirements. The Audit Committee is also responsible for the appointment, compensation and oversight of Verisign’s independent registered public accounting firm, including (i) evaluating the independent registered public accounting firm’s qualifications and performance, (ii) reviewing and confirming the independent registered public accounting firm’s independence, (iii) reviewing and approving the planned scope of the annual audit, (iv) overseeing the audit work of the independent registered public accounting firm, (v) reviewing and pre-approving any non-audit services that may be performed by the independent registered public accounting firm, (vi) reviewing with management and the independent registered public accounting firm the adequacy of Verisign’s Internal Controls, and (vii) reviewing Verisign’s critical accounting policies, the application of accounting principles and conduct of the audit, including the oversight of the resolution of any issues identified by the independent registered public accounting firm.
We have adopted a policy regarding rotation of the audit partners (as defined under SEC rules) responsible for the audit of Verisign’s financial statements. The independent registered public accounting firm shall not provide audit services to Verisign if the lead or coordinating audit partner (having primary responsibility for the audit) or the audit partner responsible for reviewing the audit has performed audit services for Verisign in each of the five previous fiscal years.
During fiscal 2013, the Audit Committee met privately with KPMG to discuss the results of the audit, evaluations by the independent registered public accounting firm of Verisign’s Internal Controls and quality of Verisign’s financial reporting.
The Audit Committee has reviewed and discussed the audited consolidated financial statements contained in Verisign’s Annual Report on Form 10-K for the year ended December 31, 2013 with management. This review included a discussion of the accounting principles, reasonableness of significant judgments, and clarity of disclosures in the consolidated financial statements. Management represented to the Audit Committee that Verisign’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America and the Audit Committee has reviewed and discussed the consolidated financial statements with management and KPMG.
The Audit Committee has discussed with KPMG the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16, Communications with Audit Committees. In addition, the Audit Committee has received from KPMG the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the firm’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed the firm’s independence with the firm.
Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in Verisign’s Annual Report on Form 10-K for the year ended December 31, 2013, for filing with the SEC.
This report is submitted by the Audit Committee

William L. Chenevich (Chairperson)	Kathleen A. Cote

Roger H. Moore	John D. Roach

Compensation Committee
The Board has established a Compensation Committee to discharge the Board’s responsibilities with respect to all forms of compensation of the Company’s directors and executive officers, to administer the Company’s equity incentive plans, and to produce an annual report on executive compensation for use in the Company’s proxy statement. The Compensation Committee is also responsible for approving and evaluating executive officer compensation arrangements, plans, policies and programs of the Company. The Compensation Committee operates pursuant to a written charter. The Compensation Committee’s charter is located on our website at https://investor.verisign.com/documents.cfm. The Compensation Committee is currently composed of Messrs. Simpson (Chairperson), Roach and Tomlinson, each of whom is an “independent director” under the rules of The NASDAQ Stock Market for compensation committee members, a “non-employee director” pursuant to Rule 16b-3 promulgated under Section 16 of the Exchange Act and an “outside director” pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Compensation Committee met five times during fiscal 2013. For further information regarding the role of compensation consultants and management in setting executive compensation, see “Executive Compensation—Compensation Discussion and Analysis.”

Communicating with the Board
Any stockholder who desires to contact the Board may do so electronically by sending an e-mail to the following address: bod@verisign.com. Alternatively, a stockholder may contact the Board by writing to: Board of Directors, VeriSign, Inc., 12061 Bluemont Way, Reston, Virginia 20190, Attention: Secretary. Communications received electronically or in writing are distributed to the Chairman of the Board or other members of the Board, as appropriate, depending on the facts and circumstances outlined in the communication received.

Code of Ethics
We have adopted a code of ethics that applies to our principal executive officer, principal financial officer and other senior accounting officers. This code of ethics, titled “Code of Ethics for the Chief Executive Officer and Senior Financial Officers,” is posted on our website along with the “Verisign Code of Conduct” that applies to all officers and employees, including the aforementioned officers. The Internet address for our website is www.verisigninc.com, and the “Code of Ethics for the Chief Executive Officer and Senior Financial Officers” may be found from our main Web page by clicking first on “Investors,” next on “Corporate Governance,” next on “Ethics and Business Conduct,” and finally on “Code of Ethics for the Chief Executive Officer and Senior Financial Officers.” The “Verisign Code of Conduct” applicable to all officers and employees can similarly be found on the Web page for “Ethics and Business Conduct” under the link entitled “Verisign Code of Conduct—2012.”
We intend to satisfy any disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of the “Code of Ethics for the Chief Executive Officer and Senior Financial Officers” or, to the extent also applicable to the principal executive officer, principal financial officer, or other senior accounting officers, the “Verisign Code of Conduct—2012” by posting such information on our website, on the Web page found by clicking through to “Ethics and Business Conduct” as specified above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of February 28, 2014, except as otherwise indicated, by:

•	each current stockholder who is known to own beneficially more than 5% of our common stock;

•	each current director;

•	each of the Named Executive Officers (see “Executive Compensation—Summary Compensation Table” elsewhere in this Proxy Statement); and

•	all current directors and executive officers as a group.
The percentage ownership is based on 133,537,204 shares of common stock outstanding at February 28, 2014. Shares of common stock that are (i) covered by RSUs vesting or (ii) subject to options currently exercisable or becoming exercisable, each within 60 days of February 28, 2014, are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options but are not deemed outstanding for computing the percentage ownership of any other person. Unless otherwise indicated in the footnotes following the table, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

BENEFICIAL OWNERSHIP TABLE

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number(1)	Percent(1)
Greater Than 5% Stockholders

Capital World Investors(2) 333 South Hope Street Los Angeles, CA 90071	13,052,044	9.77%

Warren Buffett(3) Berkshire Hathaway, Inc. 3555 Farnam Street Omaha, NE 68131	10,961,520	8.21%

T. Rowe Price Associates, Inc.(4) 100 E. Pratt Street Baltimore, MD 21202	10,177,542	7.62%

BlackRock, Inc. (5) 40 East 52nd Street New York, NY 10022	9,947,814	7.45%

Macquarie Group Limited(6) No. 1 Martin Place Sydney, New South Wales Australia	9,748,460	7.30%

Capital Group International, Inc.(7) 11100 Santa Monica Boulevard Los Angeles, CA 90025	9,536,689	7.14%

The Vanguard Group(8) 100 Vanguard Boulevard Malvern, PA 19355	9,080,182	6.80%

Directors and Named Executive Officers
D. James Bidzos	395,505	*
William L. Chenevich	21,507	*
Kathleen A. Cote(9)	34,351	*
Roger H. Moore	21,464	*
John D. Roach(10)	21,111	*
Louis A. Simpson	199,134	*
Timothy Tomlinson(11)	18,184	*
George E. Kilguss	16,687	*
Richard H. Goshorn(12)	58,990	*
Patrick S. Kane(13)	85,134	*
All current directors and executive officers as a group (10 persons)(14)	872,067	*

*	Less than 1% of Verisign’s outstanding common stock.

(1)
The percentages are calculated using 133,537,204 outstanding shares of the Company’s common stock on February 28, 2014 as adjusted pursuant to Rule 13d-3(d)(1)(i). Pursuant to Rule 13d-3(d)(1) of the Exchange Act, beneficial ownership information for each person also includes shares subject to options exercisable, or RSUs vesting, within 60 days of February 28, 2014, as applicable.

(2)
Based on Schedule 13G filed on February 13, 2014 with the SEC by Capital World Investors, with respect to beneficial ownership of 13,052,044 shares. Capital World Investors has sole voting power over 13,052,044 of these shares and sole dispositive power over 13,052,044 of these shares.

(3)
Based on Schedule 13G filed on February 14, 2014 with the SEC by Berkshire Hathaway, Inc., with respect to beneficial ownership of 10,961,520 shares. Berkshire Hathaway, Inc., is a diversified holding company which Mr. Buffett may be deemed to control. Mr. Buffett and Berkshire Hathaway share voting and dispositive power over 10,961,520 of these shares, which include shares beneficially owned by certain subsidiaries of Berkshire Hathaway.

(4)
Based on Schedule 13G filed on February 13, 2014 with the SEC by T. Rowe Price Associates, Inc. with respect to beneficial ownership of 10,177,542 shares. T. Rowe Price Associates, Inc. has sole voting power over 2,454,712 of these shares and sole dispositive power over 10,177,542 of these shares.

(5)
Based on Schedule 13G filed on February 10, 2014 with the SEC by BlackRock, Inc. with respect to beneficial ownership of 9,947,814 shares. BlackRock has sole voting power over 7,930,792 of these shares and sole dispositive power over 9,947,814 of these shares.

(6)
Based on Schedule 13G filed jointly on February 14, 2014 with the SEC, with respect to beneficial ownership of 9,748,460 shares by Macquarie Group Limited, Macquarie Bank Limited, Macquarie Investment Management Limited, Delaware Management Holdings Inc. and Delaware Management Business Trust. Macquarie Group Limited and Macquarie Bank Limited have no voting or dispositive power over these shares; Macquarie Investment Management Limited has sole voting and dispositive power over 48,674 of these shares; and Delaware Management Holdings Inc. and Delaware Management Business Trust have sole voting and dispositive power over 9,699,786 of these shares.

(7)
Based on Schedule 13G filed on February 13, 2014 with the SEC by Capital Group International, Inc. with respect to beneficial ownership of 9,536,689 shares. Capital Group International, Inc. has sole voting power over 8,144,226 of these shares and sole dispositive power over 9,536,689 of these shares.

(8)
Based on Schedule 13G filed on February 12, 2014 with the SEC by The Vanguard Group with respect to beneficial ownership of 9,080,182 shares. The Vanguard Group has sole voting power over 216,753 of these shares and sole dispositive power over 8,877,850 of these shares.

(9)	Includes 12,430 shares subject to options held directly by Ms. Cote.

(10)	Includes 8,432 shares subject to options held directly by Mr. Roach.

(11)	Includes 9,300 shares held indirectly by the Tomlinson Family Trust, under which Mr. Tomlinson and his spouse are co-trustees. Includes 8,884 shares subject to options held directly by Mr. Tomlinson.

(12)	Includes 6,187 shares subject to options held directly by Mr. Goshorn.

(13)	Includes 40,360 shares subject to options held directly by Mr. Kane.

(14)	Includes the shares described in footnotes (9)-(13).
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our directors and officers, and persons who own more than 10% of Verisign’s common stock to file initial reports of ownership and reports of changes in ownership with the SEC and The NASDAQ Stock Market. These persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file. We file Section 16(a) reports on behalf of our directors and executive officers to report their initial and subsequent changes in beneficial ownership of our common stock.
Based solely on a review of the reports we filed on behalf of our directors and executive officers, or written representations from reporting persons that all reportable transactions were reported, the Company believes that all Section 16(a) filing requirements applicable to our directors and executive officers were complied with for fiscal 2013. However, one transaction was not reported on a timely basis with respect to fiscal 2010 for Richard H. Goshorn. On February 21, 2014, a Form 4 was amended and filed to reflect the forfeiture of 11,188 shares on August 7, 2010 (based on non-achievement of performance criterion under a previously granted performance-based RSU) and to correct the inadvertent inclusion of these shares in the total of securities beneficially owned by Mr. Goshorn in the Form 4 filed on August 8, 2011 and all subsequently filed Forms 4.

PROPOSAL NO. 2
TO APPROVE AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION AND BYLAWS TO PERMIT STOCKHOLDERS TO CALL SPECIAL MEETINGS

The Board is proposing, subject to approval by our stockholders, an amendment to the Certificate of Incorporation and the Bylaws to expand the right to call a special meeting of stockholders. Under the proposal, such a meeting could be called by a stockholder or group of stockholders owning at least thirty-five percent (35%) in the aggregate of the capital stock issued, outstanding and entitled to vote, and who held that amount in a net long position continuously for at least one year. Under our current Bylaws, only a majority of our Board of Directors, the Chairman of the Board, or the President may call a special meeting of stockholders. The proposed amendments to the Certificate of Incorporation and Bylaws are set forth in Appendix A and Appendix B, respectively, hereto.
The Board believes stockholders should have the right to call a special meeting in circumstances that balance competing stockholder interests. One such interest is the ability to be heard on extraordinary events that are of interest to a broad stockholder base and that need immediate attention prior to the next annual meeting. A competing interest is to assure that meetings are proposed by stockholders who have a true economic interest in a significant percentage of our shares and therefore are motivated to use the Company’s resources prudently. Organizing and preparing for a meeting, especially one that involves issues of urgency that would necessitate a special meeting, requires significant attention of our directors and management, which could divert their attention from performing their primary functions of overseeing and operating our business in the best interests of our stockholders. In addition, for every special meeting, the Company incurs significant expenses, including legal, printing and mailing expenses, as well as other costs normally associated with holding a stockholder meeting.
The Board believes establishing an ownership threshold of at least thirty-five percent (35%) in order for a stockholder (or group of stockholders) to call a special meeting strikes an appropriate balance between enhancing stockholder rights and avoiding situations that could arise if the threshold were set so low that a small minority of stockholders could force the Company to incur the time and expense of convening a special meeting to consider a matter of little or no interest to other stockholders. The Board believes the one-year holding and net long position requirements will encourage stockholders with a true economic and non-transitory interest in the Company to utilize the special meeting mechanism while discouraging stockholders whose interests are transitory or are otherwise not aligned with other stockholders’ interests in the long-term economic prospects of the Company. A stockholder’s “net long position” is generally defined as the amount of common stock in which the stockholder holds a positive (also known as “long”) economic interest, reduced by the amount of common stock in which the stockholder holds a negative (also known as “short”) economic interest.
The proposed amendment to the Bylaws contains procedural and informational requirements for stockholders to call a special meeting that will further protect the majority of stockholders from incurring time and expense to consider issues of little or no interest, including, without limitation, that the Secretary shall not call a special meeting in response to a special meeting request if (i) an identical or substantially similar item (as determined by the Board, a “Similar Item”) is included or will be included in the Company’s notice of meeting as an item of business to be brought before a meeting of stockholders that will be held not later than ninety (90) days after the delivery date of the special meeting request (the “Delivery Date”); (ii) the Delivery Date is during the period commencing ninety (90) days prior to the date of the next annual meeting of stockholders and ending on the date of the next annual meeting of stockholders; (iii) a Similar Item was presented at any meeting of stockholders held within one hundred and eighty (180) days prior to the Delivery Date; (iv) the special meeting request relates to an item of business that is not a proper subject for stockholder action under applicable law; or (v) such special meeting request was made in a manner that involved a violation of Regulation 14A under the Exchange Act or other applicable law. The election of directors shall be deemed to be a Similar Item with respect to all items of business involving the election or removal of directors. In addition, representatives of stockholders proposing a special meeting will be required to establish their eligibility by submitting specified information to the Secretary of the Company.
The Board is committed to good governance practices and believes the proposed amendment to our Certificate of Incorporation and Bylaws is in the best interests of the Company and our stockholders.
If this proposal is approved, the Certificate of Incorporation and Bylaws will be amended and restated to incorporate the proposed amendment.
The Board Recommends a Vote FOR the Approval of the Amendment to the Company’s Certificate of Incorporation and Bylaws Permitting Stockholders to Call Special Meetings.

PROPOSAL NO. 3
TO APPROVE, ON A NON-BINDING ADVISORY BASIS, VERISIGN’S EXECUTIVE COMPENSATION
In accordance with Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) as codified under Schedule 14A of the Exchange Act and the corresponding SEC rules, Verisign is seeking an advisory stockholder vote with respect to compensation awarded to our Named Executive Officers for 2013 as disclosed in the Compensation Discussion and Analysis section and accompanying compensation tables contained in this Proxy Statement. Pursuant to the Dodd-Frank Act, the stockholder vote on executive compensation is advisory only, and the result of the vote is not binding upon the Company or its Board. Although the resolution is non-binding, the Board and the Compensation Committee will consider the outcome of the advisory vote on executive compensation when making future compensation decisions. On May 26, 2011, the majority of the Company’s stockholders voted in favor of an annual non-binding stockholder advisory vote on executive compensation and, in consideration of the outcome of the frequency vote, the Board determined to hold such advisory vote each year. Following the Meeting, the next such non-binding advisory vote to approve Verisign’s executive compensation is scheduled to occur at the 2015 Annual Meeting of Stockholders.
Verisign’s executive compensation program and compensation paid to the Named Executive Officers are described elsewhere in this Proxy Statement. The Compensation Committee oversees the program and compensation awarded, adopting changes to the program and awarding compensation as appropriate to reflect the Company’s circumstances and to promote the main objectives of the program: to provide competitive overall pay relative to peers, taking into account company and individual performance, to effectively tie pay to performance, and to align the Named Executive Officers’ interests with stockholders.
This proposal allows our stockholders to express their opinions regarding the decisions of the Compensation Committee on the prior fiscal year’s annual compensation to the Named Executive Officers. You may vote for or against the following resolution, or you may abstain. This vote is advisory and non-binding.
Resolved, that the stockholders approve the compensation of VeriSign, Inc.’s Named Executive Officers, as disclosed under Securities and Exchange Commission rules, including the Compensation Discussion and Analysis section, the compensation tables and related material included in this Proxy Statement.
The Board Recommends a Vote “FOR” the foregoing resolution.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis
This Compensation Discussion and Analysis (“CD&A”) provides comprehensive information about our executive compensation program for our fiscal 2013 Named Executive Officers (“NEOs”), who are listed below, and provides context for the decisions underlying the compensation reported in the executive compensation tables in the Proxy Statement. Our NEOs are:

•
D. James Bidzos, Executive Chairman, President and Chief Executive Officer (throughout the CD&A the person occupying the position of President and Chief Executive Officer will be referred to from time to time as the “CEO”);

•     George E. Kilguss, III, Senior Vice President and Chief Financial Officer (“CFO”);
•    Richard H. Goshorn, Senior Vice President, General Counsel and Secretary; and
•    Patrick S. Kane, Senior Vice President, Naming Services.
In the sections below, we will describe the material elements of our executive compensation program for 2013, including how we set compensation and tied pay to performance, and our executive compensation governance practices. Our executive compensation program encompassed our NEOs and other senior vice presidents. We refer to our NEOs and other senior vice presidents, who are not NEOs, collectively as our “senior officers.”
Executive Summary
In fiscal 2013, we continued to meet our long term objective of profitable growth while maintaining and protecting the critical internet infrastructure we operate. From a financial perspective, we generated 10% revenue growth and a record $528 million of operating income. During the year we filed numerous patent applications to help us not only protect our existing operations but also to support innovation and strategic opportunities. We also continued our focus on our customers by delivering another year of .com and .net continuous resolution system availability, and on our shareholders by returning excess capital through share repurchases.
2013 Company Performance Highlights:    The table below illustrates the results of our core operations in 2013:

Key Financial Measure	Result	2013 vs. 2012 Performance
Revenues	$965.1 million	10% increase
Operating Income	$528.2 million	16% increase
Net Cash provided by Operating Activities	$579.4 million	8% increase

2013 Executive Compensation Program Highlights:    In 2013, we continued to focus on aligning pay and performance. The following table provides highlights of our 2013 compensation program and changes we made in 2013:

Item	Action or Change	Rationale

Annual base salary increases	We provided a base salary increase to only one of our NEOs. Our CFO’s salary was adjusted from $375,000 to $410,000	To more closely position the base salary with that of our peer group

Annual incentive bonus	Funded bonus pool at 127.7% of target.	Achievement of key financial metrics well above target. The pre-established formula for determining the size of the bonus pool yielded a pool equal to 127.7% of target.

Long-term incentive compensation	Granted equity awards comprised of 50% time-vesting Restricted Stock Units (“RSUs”) and 50% performance-based RSUs, as well as a special one- time performance-based RSU grant.	To provide immediate retentive value, tie long-term incentive compensation to Company performance, and create strong alignment with driving stockholder value.

Stock retention policy
 Maintained ownership guidelines of:
• 6x base salary for CEO;
• 3x annual retainer for Directors; and,
• 2x base salary for SVP level and above.
These guidelines remain in place until six months after separation of service from the company.

To ensure alignment of our CEO’s and Senior Vice Presidents’ interests with interests of stockholders.

Peer group
Conducted annual review of companies to be included in our peer group. Methodology remained consistent with previous year in which we included companies in the Software & Services Industry Group of the Global Industry Classification that are within 1/3 to 3x our annual revenue and market capitalization.

To ensure our peer group reflects competitive market for talent and companies similar to us in industry, size and complexity.
Results of Shareholder Advisory Votes on Executive Compensation: When the Compensation Committee set compensation amounts for 2014, it took into account the results of the stockholder advisory vote on executive compensation that took place in May 2013. Although the vote was advisory and not binding, our stockholders indicated strong approval and support of our executive compensation program for our NEOs as disclosed in the 2013 Proxy Statement (130,042,245 votes were in favor, 510,482 abstained and 526,962 voted against, with 9,422,290 broker non-votes). We believe this strong support indicates that the pay-for-performance emphasis in our executive compensation program is appropriately aligned with the interests of our stockholders.
Compensation Philosophy and Objectives
Verisign’s reputation as an industry leader in the secure and reliable operation of critical internet infrastructure is built on the executive talent we are able to attract and retain. Our executive compensation program is designed to ensure we have the talent we need to maintain our current high performance standards and grow our business for the future. Our philosophy is to provide a mix of compensation that motivates our executives to achieve our short and long-term performance goals, which in turn will create value for our stockholders.

Our executive compensation program is designed with the following objectives in mind:

Objective	Program Design Element

Attract and retain talented executives
• Provide a competitive level of total direct compensation (base salary, bonus and long-term incentive).

• Provide a significant amount of executive compensation in the form of time-vesting RSUs that have retentive value as they vest over a multi-year period.

Tie a significant portion of executives’ compensation to achievement of the Company’s performance objectives
• Program is weighted in favor of annual and long-term incentives and includes performance-vesting RSUs. Performance objectives are tied to stockholder value creation and other financial and strategic goals.

• Under the annual incentive program, awards based on Company performance may be modified up or down based on individual performance to closely align executives’ personal accomplishments with their compensation.

Align the interests of our executives with our stockholders
• Provide annual equity grants that vest over a multi-year period and are comprised of 50% time-vesting RSUs and 50% performance-based RSUs.

• Require executives to meet stock ownership guidelines and retain their required ownership until six months after termination of employment.

Pay and Performance Relationship: Attracting and retaining the level of executive talent we need to be successful is a key objective of our executive compensation program. However, it is equally important that our executives are motivated and rewarded to achieve objectives that provide long-term benefits to our stockholders. We have designed our executive compensation program so that a significant amount of our NEOs’ compensation is performance-based to ensure the actual compensation paid to our executives is appropriately aligned with our Company’s performance and stockholders’ long-term interests. The charts below illustrate our emphasis on two performance-based compensation elements—annual incentive bonus and long-term incentive (LTI) compensation, which has been valued as of the date of grant.

Our Process for Setting Compensation
Role of the Compensation Committee:    The Compensation Committee of our Board of Directors (the “Compensation Committee” or “Committee”) oversees our compensation and benefit programs and sets the policies that govern compensation of our senior officers, including NEOs, and other employees. As part of its role in approving senior officers’ compensation, the Compensation Committee annually:
•    Reviews and makes changes as appropriate to the peer group used to benchmark competitive compensation levels for our senior officers;
•    Reviews and approves design elements of senior officer compensation for market competitiveness, and alignment with Company performance;
•    Sets performance goals for our annual and long-term incentive compensation programs;
•    Reviews the Board’s assessment of the individual performance of the CEO achieved during the fiscal year and approves any adjustments to the CEO’s base salary, and annual incentive and equity awards based on this assessment; and
•    Reviews the CEO’s assessment of individual performance of each senior officer in conjunction with performance achieved during the fiscal year and approves any adjustments to base salary, and annual incentive and equity awards based on this assessment.
Role of Management:    The CEO annually reviews the performance of each senior officer, other than the CEO (whose performance is reviewed by the Board), and makes recommendations to the Committee for base salary adjustments, incentive bonus payouts and equity awards based on this assessment.
Role of External Compensation Consultant:    The Compensation Committee has engaged FW Cook as its independent consultant to assist it in evaluating and analyzing the Company’s executive compensation program and principles. FW Cook also reviews compensation design recommendations by the Company’s management and provides recommendations to the Compensation Committee for any changes to the CEO’s compensation. FW Cook provides the following services to the Compensation Committee:
•    Analyzes the senior officers’ annual compensation based on comparisons to the Company’s peer group, including comparing target and actual total compensation and advises the Compensation Committee on the appropriateness of management’s recommendations for any changes to the NEOs’ compensation;
•    Reviews the Company’s peer group annually and provides recommendations for changes as appropriate;
•    Advises the Compensation Committee on best practices related to governance and design of executive compensation programs;
•    Reviews the draft CD&A; and
•    Reviews non-employee director compensation.
At its meeting in December 2013, the Committee reviewed FW Cook’s performance and assessed FW Cook’s independence against the six independence factors set forth in the NASDAQ rules. FW Cook provided the Committee with a written statement addressing the six independence factors and presented information which addressed all factors. Upon review of FW Cook’s responses, the Committee determined to engage FW Cook for fiscal year 2014. FW Cook performs no other services for the Company.
Competitive Market Assessment:    Each year, we assess the competitiveness of our NEOs’ base salary, annual incentive bonus targets and long-term incentive compensation targets (element by element and in the aggregate) by comparing our program to a peer group of publicly-traded high technology companies that we view as our competitors for executive talent. We examine the compensation data of our peer group and also review broader publicly-available survey data for high technology companies that are comparable to us in annual revenues.
The Compensation Committee carefully considers our peer group and survey data, when determining total compensation for its NEOs. The Compensation Committee also considers a senior officer’s individual performance, future potential, and scope of responsibilities and experience when approving compensation.
Each year, the Compensation Committee reviews the peer group with the assistance of its independent consultant and makes changes as appropriate in order to ensure it continues to appropriately reflect the competitive market for executive talent.

For 2013, our peer group was made up of the following 14 companies:

Akamai Technologies	Equinix	Rackspace Hosting

ANSYS	FactSet Research Systems	Red Hat

Autodesk	Informatica	Rovi

BMC Software	MICROS Systems	TIBCO Software

Citrix Systems	Nuance Communications

Following its annual review of the peer group, which took place during its regularly scheduled meeting in October 2013, the Compensation Committee determined to make no changes to the group for 2014 with the exception of removing BMC Software which was taken private in 2013. The peer group includes companies in the Global Industry Classification (GIC) Industry Group of Software  and Services only, and within that GIC generally includes those with revenue and market capitalization 1/3x to 3x that of Verisign.
The chart below illustrates Verisign’s revenue and market capitalization percentile rank as compared to its 2013 peer group as of September 30, 2013 with revenue reflecting the most recently reported four quarters prior to October 2013.

Elements of Our Executive Compensation Program
Our executive compensation program is made up of three main elements: base salary, annual incentive bonus, and long-term incentive compensation. The chart below shows our objectives for each element of compensation, what factors we use to determine actual awards, and how awards are positioned compared to relevant market data.

Element	Objective	Factors Used to Determine Awards	Market Positioning

Base Salary	Provide a guaranteed level of annual income in order to attract and retain our executive talent.	• Job responsibilities • Experience • Individual contributions • Future potential • Effect on other elements of compensation and benefits including target bonus amounts	We review peer group and relevant survey data and pay particular attention to the 50th percentile in both data sets. We adjust for individual factors.

Annual Incentive Bonus	Provide a target reward for achieving financial and strategic operational goals, and a greater than target award for exceeding goals.	• Company performance measures • Individual performance	We review peer group and relevant survey data and pay particular attention to the 50th percentile in both data sets. We adjust for individual factors.

Long-Term Incentive Compensation	Provide a reward that incents executives to manage Verisign from the perspective of a stockholder. Also, to retain our executive talent.	• Job responsibilities • Experience • Individual contributions • Future potential • Value of vested and unvested outstanding equity awards • Internal pay equity	We review peer group and relevant survey data and pay particular attention to the 50th percentile in both data sets. We adjust for individual factors.

Base Salary:    For 2013, the Compensation Committee reviewed competitive benchmark data provided by FW Cook and recommendations from our CEO regarding each senior officer’s individual performance. Based on that review, the Compensation Committee adjusted NEOs’ salaries as summarized in the chart below.

Name	Position	2012 Base Salary	2013 Base Salary	Rationale for Adjustment
D. James Bidzos	Executive Chairman, President and CEO	$750,000	$750,000	Mr. Bidzos’ salary was increased to $750,000 when he assumed the CEO role in August 2011. He did not receive a salary increase in 2013.

George E. Kilguss, III	Senior Vice President and CFO	$375,000	$410,000	Mr. Kilguss’ salary was increased by the Committee in accordance with the factors described in this section to align more closely with the 50th percentile of the peer group.

Richard H. Goshorn	Senior Vice President, General Counsel and Secretary	$408,000	$408,000	Mr. Goshorn’s base salary was not increased in 2013 based on a review of peer group market data.

Patrick S. Kane	Senior Vice President, Naming Services	$325,500	$325,500	Mr. Kane’s base salary was not increased in 2013 based on a review of peer group market data.
Annual Incentive Bonus:    We provide annual cash bonuses to our employees, including our NEOs, under the Verisign Performance Plan (“VPP”) based on the Company’s achievement of pre-established financial and strategic operational goals, as well as individual performance.
The target annual incentive opportunity for each of our NEOs is determined based on a comparison to our peer group and information obtained from relevant survey data. Each of the target bonuses for our NEOs was at the or slightly below the 50th percentile of our peer group. For 2013, the Compensation Committee approved the following bonus targets as a percent of base salary for our NEOs:

NEOs	2013 Bonus Target as a % of Base Salary
CEO	100%
Senior Vice Presidents (3)	60%

At its February 19, 2014 meeting, the Compensation Committee approved increasing the CFO’s bonus target to 70% to better align with the peer group 50th percentile with respect to fiscal 2014.
The Compensation Committee approves actual annual incentive award payments for our senior officers, including NEOs, taking into account the Company’s performance and individual performance. The Company’s performance determines the initial level of funding for the annual incentive bonus pool. The Compensation Committee then considers, and approves as appropriate, management’s recommendation for modifying any individual awards above or below the level of funding based on an assessment of individual performance, subject to the maximum individual bonus payments described below for NEOs under Tax Treatment of Executive Compensation.
The Company performance goals for the fiscal 2013 VPP were approved by the Compensation Committee in February 2013 and were based on two financial measures: Revenue and Non-GAAP Operating Margin, both weighted equally at 50%.
For purposes of determining the bonus pool, we calculate the Non-GAAP Operating Margin by taking the Consolidated Non-GAAP Operating Income as a percentage of revenue. We determine the Consolidated Non-GAAP Operating Income by excluding from the Company’s consolidated operating income the following items that are included under GAAP: discontinued operations, stock-based compensation, amortization of other intangible assets, impairments of goodwill and other intangible assets, and restructuring costs. We used this non-GAAP performance measure because we believe it presented a clearer picture of the performance of the Company’s core operations than GAAP performance measures.
A description of the performance measures and funding established for each of the goals pertaining to the 2013 VPP are set forth below:

•
Revenue: Weighted at 50% of the total bonus pool, this component would be funded when the actual results met a threshold level of achievement greater than 97% of the established target of $953M. Based on a weighting of 50%, revenue achievement between 97% and 100% would result in a funding level of 0% to 50% of the targeted total pool; revenue achievement between 100% and 103.3% would result in funding from 50% to 100%.

•
Non-GAAP Operating Margin: Weighted at 50% of the total bonus pool, this component would be funded when the actual results met a threshold level of achievement greater than 94% of the established target of 57.5%. Based on a weighting of 50% Non-GAAP Operating Margin achievement between 94% and 100% would result in a funding level of 0% to 50% of the targeted total pool; Non-GAAP Operating Margin achievement between 100% and 110% would result in funding from 50% to 100%.

For 2013, the Compensation Committee determined that Verisign achieved 101.3%, or $965.1M of the revenue goal. Based on a weighting of 50%, this resulted in a funding multiplier of 69.0% of the total bonus pool for this goal. The Committee also determined that Verisign achieved 58.5% which was 101.5% of the Non-GAAP Operating Margin goal. Based on a weighting of 50%, this resulted in a funding multiplier of 58.7% for this goal. The chart below illustrates how each goal component and its respective performance achievement resulted in a final funding multiplier of 127.7% (the “Funding Multiplier”) for the VPP bonus plan.

In order to establish actual award amounts under the VPP bonus plan, the Compensation Committee also reviewed the CEO’s assessment of individual performance of the NEOs and considered the Board’s assessment of the CEO’s individual performance. The chart below indicates the Compensation Committee’s approved annual incentive bonus award for each NEO under the 2013 VPP bonus plan.

				2013 Actual Bonus Payment
Name	Position	2013 Base Salary	Bonus Target as a % of Base Salary	Actual Payout as a % of Base Salary	Funding Multiplier as a % of Target	Actual Payout as a % of Target	Actual Payout Amount	Notes
D. James Bidzos	Executive Chairman, President and CEO	$750,000	100%	127.7%	127.7%	127.7%	$957,750	Mr. Bidzos’ bonus payment was made at the funding multiplier level of 127.7% of his target bonus.

George E. Kilguss, III	Senior Vice President and CFO	$410,000	60%	91.5%	127.7%	152.4%	$375,000	Mr. Kilguss’ bonus payout was made at 152.4%. The adjustment over the funding multiplier was made due to exceptional performance.

Richard H. Goshorn	Senior Vice President, General Counsel and Secretary	$408,000	60%	76.6%	127.7%	127.7%	$312,610	Mr. Goshorn’s bonus payout was made at the VPP funding multiplier level of 127.7%.

Patrick S. Kane	Senior Vice President, Naming Services	$325,500	60%	70.7%	127.7%	117.8%	$230,000	Mr. Kane’s bonus payout was made at 117.8%.
Long-Term Incentive Compensation:    Equity-based grants are a key element of our total compensation program. Consistent with our compensation philosophy, we believe it is important that these awards have a performance component and that they are aligned with total shareholder return. The target award amounts are based on several factors including competitiveness as determined by our peer group and relevant survey data provided by FW Cook, job responsibilities and experience, individual contributions, and future potential of the executive.
In 2013, the Compensation Committee granted long-term equity compensation to our senior officers consisting of 50% performance-based RSUs and 50% time-vesting RSUs. The time-vesting RSUs provide strong retentive value for our executive talent as they vest over four years. They are also linked to increases in stockholder value creation as their value goes up or down with the Company’s stock price. The performance-based RSUs are linked to long-term Company financial performance as well as increases in stockholder value. The performance-based RSUs multi-year vesting period also provides a retention incentive.
The 2013 performance-based RSUs are based on two financial measures – average annualized growth in fully diluted GAAP Earnings Per Share from Continuing Operations (“GAAP EPS”) and Total Shareholder Return compared to the S&P 500 index. The number of RSUs earned may range from 0 to 200% of the target award based on GAAP EPS growth for the relevant performance periods, but no more than 100% of target may be earned unless Verisign equals or outperforms the Total Shareholder Return of the S&P 500 index for the relevant performance periods. The 2013 performance-based RSU awards contain two performance periods, such that 50% of each award is eligible to be earned based on performance from January 1, 2013 through December 31, 2014, and January 1, 2013 through December 31, 2015. Average annualized growth in GAAP EPS for the performance period will be determined by growth in GAAP EPS in one year over the previous year, averaged by the number of years in the performance period. We believe that the performance metrics coincide with shareholder interests, create a long term performance focus and compliment the performance metrics in the Company’s short term annual incentive plan.
In addition, and as previously disclosed, the Committee granted a one-time special performance-based RSU to our NEOs in 2013. The Committee did not grant partial credit for the .com renewal in connection with the vesting of the 2012 performance-based RSUs, but, recognizing that most of the subcomponents of that goal had been met, decided to make this special grant of performance-based RSUs in respect of 2013 as follows: 18,090 RSUs awarded to Mr. Bidzos, 12,000 RSUs awarded to Mr. Kilguss, 3,750 RSUs awarded to Mr. Goshorn and 3,000 RSUs awarded to Mr. Kane.  Vesting of these awards was subject to achievement of the 2013 Annual Incentive Compensation Plan (“AICP”) performance goal. The goal was achieved, and as such, 100% of the awards were earned as of February 21, 2014. One-third of the awards vested on February 21, 2014, another one-third is eligible to vest on the second anniversary of the grant date, and the remaining one-third is eligible to vest on the third anniversary of the grant date, subject to certain employment conditions.

The chart below illustrates the vesting schedule and performance metrics for the 2013 equity grants.

2013	2014	2015	2016	2017
Grant of Time-Vesting RSUs 50% of LTI Grant (1)	25% vested on February 26, 2014	25% vesting on February 26, 2015	25% vesting on February 26, 2016	25% vesting on February 26, 2017

Grant of Performance-Based RSUs 50% of LTI Grant (1)	N/A	Number of RSUs earned for 50% of the grant to be based on EPS growth and Total Shareholder Return in 2013 and 2014. Earned RSUs will vest in February 2015 (2)	Number of RSUs earned for 50% of the grant to be based on EPS growth and Total Shareholder Return in 2013, 2014 and 2015. Earned RSUs will vest in February 2016 (2)	N/A

Special Grant of Performance-Based RSU Awards	100% earned based on Non GAAP Operating Income 33.3% vested on February 21, 2014	33.3% vesting on February 26, 2015	33.3% vesting on February 26, 2016

(1)	Except for the CEO, whose grant of Time-Vesting RSUs was 42% of LTI Grant and Performance-Based RSUs was 58% of LTI Grant.

(2)
Vesting will be on the later of the date the achievement of the performance goal is certified and the date the Company receives an unqualified signed opinion of the Company’s financial statements from its independent registered public accounting firm.

Equity awards for NEOs were granted on February 26, 2013 at the regularly scheduled Compensation Committee meeting. The number of RSUs to be granted to individual executives (time-vesting and performance-based) was based on the grant date fair value of the RSUs and the total amount approved by the Compensation Committee was based on the factors discussed above. The chart below shows the number of RSUs granted to each NEO in 2013 and the number of performance-based RSUs that were earned in 2014 based on 2013 performance of the special grant at 100% of target.

				2013 Equity Grant		2013 Award
Name	Position	Total Market Value of Equity Grant	FMV at Grant per RSU	Time- Vesting RSUs granted (1)	Performance- Based RSUs granted (2)(3)	Performance- Based RSUs Earned in 2014(3)	Notes
D. James Bidzos	Executive Chairman, President and CEO	$6,810,008	$44.78	55,828	96,249	18,090	Mr. Bidzos’ equity grant was positioned at the 50th percentile for CEOs in our peer group.
George E. Kilguss, III	Senior Vice President and CFO	$2,237,298	$44.78	18,981	30,981	12,000
Mr. Kilguss’ equity award value was determined taking into account individual factors such as job responsibilities, experience, individual contributions, future potential, internal equity and alignment with market LTI values.

Richard H. Goshorn	Senior Vice President, General Counsel and Secretary	$1,367,850	$44.78	13,398	17,148	3,750
The equity awarded to Mr. Goshorn was determined taking into account individual factors such as job responsibilities, experience, individual contributions, future potential, internal equity and alignment with market LTI values.

Patrick S. Kane	Senior Vice President, Naming Services	$1,134,277	$44.78	11,165	14,165	3,000
The equity awarded to Mr. Kane was determined taking into account individual factors such as job responsibilities, experience, individual contributions, future potential, internal equity.and alignment with market LTI values.

(1) 25% vested on February 26, 2014, and the remainder vests as to 25% at each annual anniversary of the grant date.
(2) Includes performance-based RSUs granted as part of the LTI grant and the special performance-based RSU grant described in footnote 3 of this table below. Number of shares for the performance-based RSUs granted as part of the LTI grant is based on achievement against EPS growth and Total Shareholder Return metrics at target. Actual RSUs earned may vary between 0 and 200% of target based on actual achievement against those metrics. FMV at grant per RSU and the total market value of the grant may also vary depending on the actual achievement level. Earned RSUs for 50% of the grant vest after two years and earned RSUs for the other 50% of the grant vest after three years on the later of the date the achievement of the performance goal is certified and the date the Company receives an unqualified signed opinion of the Company’s financial statements from its independent registered public accounting firm.

(3) The special grant of performance-based RSUs vested one-third on February 21, 2014 and will vest one-third on the second anniversary of the grant date and one-third on the third anniversary of the grant date, subject to certain employment conditions.

At its meeting on February 19, 2014, the Committee approved the 2014 Equity Program for its senior officers at the Senior Vice President level and above. The program includes a mix of time-based RSUs and performance-based RSUs. Performance measures and goals associated with the performance-based RSUs include specific Verisign GAAP Operating Income and Total Shareholder Return goals over a three year period.
CEO Compensation:
Our philosophy is that our CEO should be primarily compensated in the form of performance-based compensation. We place the greatest emphasis on the annual and long-term incentive compensation elements when determining appropriate compensation levels, and especially emphasize equity compensation. We believe that it is important that our CEO make decisions that are in the best interests of our stockholders and we reinforce that philosophy through our executive compensation program.
Mr. Bidzos’ 2013 compensation was determined by the Compensation Committee as part of its annual review of executive compensation in February 2013. The components of his compensation are summarized below:

•
Mr. Bidzos’ annual base salary was $750,000 in 2012 and was not adjusted in 2013. Based on data provided by FW Cook for CEOs in our peer group, the Committee determined that Mr. Bidzos’ salary aligned with the market 50th percentile of our peer group and was appropriately set at its current level.

•
Mr. Bidzos’ bonus target was set at 100% of his base salary. Prior to 2012, Mr. Bidzos did not participate in the VPP, or have an established bonus target, as he was initially in the role of CEO on a temporary basis. His bonus target aligns with the market 50th percentile of bonus target data provided by FW Cook for CEOs in our peer group. In February 2014, the Committee awarded Mr. Bidzos a bonus of $957,750. The Committee determined this amount as it reflected the performance achievement as approved by the Committee for the 2013 VPP (127.7%), as discussed above.

•
Mr. Bidzos received an equity award for 2013 with an aggregate value of $5,999,938 consisting of 55,828 time-vested RSUs and performance-based RSUs of 78,159 shares of the Company’s common stock (at target achievement level) with a fair market value of $44.78 on the date of the grant. The value of the equity granted was above the 50th percentile and below the 75th percentile for CEOs in our peer group. The time-based RSUs vest at 25% per year on each anniversary of the grant date. The performance-based RSUs vest 50% based on performance achievement between January 1, 2013 and December 31, 2014 and 50% based on performance achievement between January 1, 2013 and December 31, 2015. In addition to the equity awards outlined above, Mr. Bidzos received a special one time performance-based grant of 18,090 RSUs valued at $810,070, based on the fair market value of $44.78 per share on the date of the grant. This special performance-based RSU vests over three years. The Committee approved achievement of the vesting goals underlying the special performance-based RSUs at 100% (as described above under Long-Term Incentive Compensation), which resulted in Mr. Bidzos earning 18,090 performance-based RSUs of which one-third vested on February 21, 2014 (the date of receipt of an unqualified signed opinion by the Company’s independent accounting firm regarding the financial statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013), the remaining shares vest one-third on each of the next two anniversaries of the grant date.

•
Mr. Bidzos is eligible for certain payments and benefits in the event of a change-in-control, but is not otherwise eligible for any severance payments. His change-in-control agreement provides for a severance payment of two times his base salary and a bonus payment of two times target bonus plus equivalent to two years of continuation of health benefits if he participates in the Company’s health plans at the date of his termination. The other terms of his change-in-control agreement are the same as other senior officers as described below.

Features of our Executive Compensation Program
Stock Retention Policy:    Our stock retention policy applies to our employees at the Senior Vice President level and above, officers who are subject to the provisions of Section 16 of the Securities Exchange Act of 1934, as amended (“Section 16 Officers”), and board members.
At its meeting in July 2012, the Compensation Committee amended the Stock Retention Policy to specify minimum ownership levels required for participants under the policy. Ownership levels are set as a multiple of base salary or annual retainer and are as follows:

•	CEO: 6x Base Salary

•	Directors: 3x Annual Retainer

•	Section 16 Officers and Senior Vice Presidents, other than the CEO: 2x Base Salary

The policy also requires participants to retain 50% of their net shares until they reach their minimum ownership level and that shares at specified ownership targets must be held until six months after the participant ceases employment or board service with the Company. We believe requiring senior employees and board members to continue to retain stock after their service with the Company ceases is important to align our senior officers’ interests with the long-term interests of our stockholders. Our Stock Retention Policy can be found on our website at https://investor.verisign.com/documents.cfm.
Securities Trading Policy:    Our Securities Trading Policy prohibits employees, including our senior officers, from buying or selling derivative securities related to our common stock, such as puts or calls on our common stock. We believe derivative securities diminish the alignment of incentives between our senior officers and stockholders. The Policy also prohibits employees from entering into agreements or purchasing instruments designed to hedge or offset decreases in the market value of the Company’s securities. Additionally, under our Policy, our senior officers may only purchase and sell our common stock during approved trading windows. These windows are related to the time of our earnings releases.
Recoupment of Incentive Compensation:    The Compensation Committee adopted an executive compensation recoupment policy in March 2010 that applies to annual and long-term incentive awards. If there is an inaccurate financial statement, and, as a result, certain senior officers received materially more incentive compensation than they would have had the correct financial statement been prepared at the time of the compensation award, the Compensation Committee has the discretion to seek recovery of this overpayment either by limiting future awards or directly seeking repayment. In the case of fraudulent, intentional, willful or grossly negligent misconduct by the recipient of an award, the Compensation Committee can recoup previous incentive awards paid regardless of when the awards were paid to the senior officer. If the inaccuracy is not the result of these circumstances, the Compensation Committee can only recover incentive awards paid based on the inaccuracy if they were paid in the three years prior to the determination that the financial statement was inaccurate.
Equity Award Practices:    The Compensation Committee approves all equity awards to our senior officers, the aggregate annual equity pool, employee grant guidelines, and all equity awards to all employees during the annual grant process, which generally takes place in February. For employees hired during the year that are below the Senior Vice President level, the Compensation Committee has delegated actual award determination to the Grant Committee which currently has one member, D. James Bidzos. Grant Committee awards are granted on the 15th of the month (or next scheduled trading day if the 15th is not a trading day) following approval by the Grant Committee.
Benefits:    We do not provide our senior officers with any benefits in addition to those provided to all of our other U.S.-based employees. All of our U.S.-based employees are eligible for medical, dental and vision insurance, life insurance, short and long-term disability, paid time off, an employee stock purchase plan, and a qualified 401(k) salary deferral plan.
Severance Agreements:    We generally do not enter into severance or employment agreements with our senior officers, nor do we provide severance or other benefits following termination. However, the Compensation Committee may determine in special circumstances that providing such severance payments and benefits is warranted in order to attract a potential executive or for other business considerations.
Risk Assessment:    In 2013, we performed a comprehensive assessment of our compensation policies and programs design to determine whether risks arising under them would be likely to have a material adverse effect on the Company. We considered each element of our compensation programs and policies in our enterprise-wide risk assessment and determined that none of our compensation policies and programs create a risk that is reasonably likely to have a material adverse effect on the Company.
Change-In-Control and Retention Agreements:    We have entered into change-in-control and retention agreements with our senior officers. These agreements provide for change-in-control severance benefits and payments in the event the senior officer’s employment is terminated in connection with a change in control of the Company. They are “double trigger” agreements which means the senior officers will only be eligible for payments under the agreements if both a change-in-control of the Company occurs and the senior officer’s employment is terminated without cause (or by the senior officer for good reason) within 24 months of the change-in-control.
The Compensation Committee believes these agreements are necessary to attract and retain executive talent and to neutralize the personal interests of our executives when making decisions related to potentially beneficial corporate transactions. Each year, the Compensation Committee reviews the provisions of the change-in-control agreements with FW Cook and makes adjustments as necessary to ensure alignment of senior officers’ interests with stockholders’ interests. No changes were made to the existing agreements in 2013 as FW Cook advised the Compensation Committee that they were in line with best practices which include double trigger benefits, severance multiples less than or equal to 2x base salary and target bonus and the lack of a tax-gross up provision. Additional details about these agreements, including potential payments, may be found in the “Potential Payments Upon Termination or Change-in-Control” and “Change-in-Control Benefit Estimates as of December 31, 2013” table.

Tax Treatment of Executive Compensation:    Section 162(m) of the Internal Revenue Code of 1986 limits the amount of compensation in excess of $1,000,000 that the Company may deduct in any one year with respect to its CEO and three other most highly compensated officers (excluding the CFO) serving at the end of the fiscal year as disclosed in the annual proxy statement. There are exceptions to this deduction limit if the compensation is “performance-based” under Section 162(m). The Company does not limit compensation as a result of Section 162(m) but does try to structure its executive compensation program to maximize the amount of compensation that may be deducted. While base salaries and time-vesting RSUs are subject to the deduction limitation, our performance-based awards, including annual incentive bonus and performance-based RSUs, are generally exempt from the limitation.
In order to ensure that annual incentive bonuses paid to certain senior officers are fully deductible for tax purposes under Section 162(m), the Company adopted the Annual Incentive Compensation Plan (“AICP”). The AICP was approved by stockholders at the Annual Meeting of Stockholders of VeriSign, Inc. held on May 27, 2010 and is the vehicle under which certain of our senior officers’ bonuses, determined as described above, are paid.
For 2013, assuming the performance goal was met, each such senior officer could be awarded a maximum bonus of 300% of his or her target bonus (but no more than $5 million), subject to the Compensation Committee’s discretion to award bonuses in lesser amounts. The Compensation Committee exercised its discretion to award bonuses in lesser amounts and primarily based the AICP payments on the funding results of the VPP annual bonus program of 127.7%.
The performance goal for the AICP was approved by the Compensation Committee at its February 26, 2013 meeting and provided that the Company must achieve Non-GAAP Operating Income in excess of $50 million before a bonus could be paid. For 2013, Non-GAAP Operating Income was $564.9 million.
Compensation Committee Report
The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act or the Exchange Act.
The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this Proxy Statement. Based on the review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

This report is submitted by the Compensation Committee
Louis A. Simpson (Chairperson)
John D. Roach
Timothy Tomlinson

 Compensation Committee Interlocks and Insider Participation
The members of the Compensation Committee are Louis A. Simpson, John D. Roach and Timothy Tomlinson. All of the members of the Compensation Committee during 2013 were independent directors, and none of the members of the Compensation Committee during 2013 were employees or officers or former officers of Verisign. No executive officer of Verisign has served on the compensation committee (or other board committee performing equivalent functions, if any) or the board of directors of another entity, one of whose executive officers served as a member of the Compensation Committee of Verisign during 2013; and no executive officer of Verisign has served on the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a member of the Board during 2013.

Summary Compensation Table
The following table sets forth certain summary information concerning the compensation received by each person who served as our principal executive officer and principal financial officer during fiscal 2013 and the two other most highly compensated executive officers as of the end of fiscal 2013. We refer to these executive officers as our “Named Executive Officers.”

SUMMARY COMPENSATION TABLE

Named Executive Officer and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
D. James Bidzos(5)	2013	752,885	—	6,810,008	—	957,750	20,484(6)(7)	8,541,127
Executive Chairman, President and CEO	2012	752,885	—	4,500,792	—	593,550	9,650(7)	5,856,877
	2011	326,730(8)	340,625(9)	3,999,978	—	—	20,180(10)	4,687,513

George E. Kilguss, III(11)	2013	406,192	—	2,237,298	—	375,000	36,067(12)	3,054,557
Senior Vice President and CFO	2012	232,212	—	3,180,800	—	112,872	30,629(12)	3,556,513

Richard H. Goshorn	2013	409,570	—	1,367,850	—	312,610	8,385	2,098,415
Senior Vice President, General Counsel and Secretary	2012	408,339	—	933,000	—	193,735	8,235	1,543,309
	2011	400,000	—	2,134,397	—	288,000	10,698	2,833,095

Patrick S. Kane	2013	326,752	—	1,134,277	—	230,000	7,101	1,698,130
Senior Vice President, Naming	2012	324,367	—	746,400	—	154,560	7,894	1,233,221
	2011	307,634	—	1,260,511	—	206,102	8,430	1,782,677

(1)	Includes, where applicable, amounts electively deferred by each Named Executive Officer under our 401(k) Plan.

(2)
Amounts shown represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for the applicable awards granted in fiscal 2013, 2012, and 2011, respectively. The assumptions used to calculate the grant date fair value of awards are set forth in Note 11, “Employee Benefits and Stock-Based Compensation,” of our Notes to Consolidated Financial Statements in the 2013 Annual Report on Form 10-K. Stock Awards consist of RSUs granted in 2013, 2012, and 2011, respectively. Amounts shown in “Stock Awards” include the value of awards subject to performance conditions based upon the probable outcome (target achievement level) of the performance conditions as of the grant date of the award, excluding the effect of estimated forfeitures. The values of awards subject to performance conditions included in “Stock Awards” were as follows: Mr. Bidzos, $3,499,960 (2013), $2,250,396 (2012); Mr. Kilguss, $849,969 (2013), $1,590,400 (2012); Mr. Goshorn, $599,962 (2013), $466,500 (2012), $449,280 (2011); and Mr. Kane, $499,969 (2013), $373,200 (2012), $351,000 (2011). Grant date fair value for performance-based RSUs granted in 2013 at the maximum achievement level (i.e. 200% payout) would be 171% of the amounts for each executive, calculated using a Monte Carlo simulation model. For performance-based RSUs granted in 2012 and 2011, the maximum potential payout and grant date fair value was 150% of the 2012 and 2011 amounts for each executive, and actual achievement and grant date fair value was 49% and 109%, respectively. The value specific to the one-time special performance-based RSUs granted in 2013 and included in “Stock Awards” were as follows: Mr. Bidzos, $810,070; Mr. Kilguss, $537,360; Mr. Goshorn, $167,925; and Mr. Kane, $134,340. Vesting of these awards was subject to achievement of the 2013 AICP performance goal. The goal was achieved, and as such, 100% of the awards were earned as of February 21, 2014.

(3)	Amounts shown are for non-equity incentive plan compensation earned during the year indicated, but paid in the following year.

(4)
Except as otherwise indicated, amounts in “All Other Compensation” for fiscal 2013, fiscal 2012 and fiscal 2011 include, where applicable, matching contributions made by the Company to the VeriSign, Inc. 401(k) Plan and life insurance payments.

(5)	On August 17, 2009, Mr. Bidzos was appointed Executive Chairman of Verisign. On July 27, 2011 Mr. Bidzos was elected President and Chief Executive Officer, effective August 1, 2011.

(6)	Includes $1,607 in relocation payments for Mr. Bidzos.

(7)	Includes $8,750 (2012) and $17,997 (2013) in payments for a leased automobile.

(8)
Mr. Bidzos’ base salary as Executive Chairman was $40,000 per year. Upon his election as President and Chief Executive Officer, effective August 1, 2011, his base salary was increased to $750,000 per year.

(9)
Mr. Bidzos did not participate in the Company’s annual incentive plan in 2011. He was awarded a special bonus of $340,625 in February 2012 in recognition of his service as President and Chief Executive Officer during 2011.

(10)	Includes $15,553 for the use of the Company’s corporate apartment, utilities and cleaning services and lease payments for a leased automobile.

(11)	Mr. Kilguss was appointed Senior Vice President and CFO as of May 14, 2012.

(12)	Includes $24,554 (2012) and $27,688 (2013) in relocation payments for Mr. Kilguss.

Grants of Plan-Based Awards for Fiscal 2013
The following table shows all plan-based awards granted to the Named Executive Officers during fiscal 2013 under annual and long term plans.
GRANTS OF PLAN-BASED AWARDS FOR FISCAL 2013(1)

Named Executive Officer	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
D. James Bidzos	2/26/2013	0	750,000	2,250,000				55,828(4)	2,499,978
	2/26/2013				0	18,090(2)			810,070
	2/26/2013				0	78,159(3)	156,318(3)		3,499,960

George E. Kilguss, III	2/26/2013	0	246,000	738,000				18,981(4)	849,969
	2/26/2013				0	12,000(2)			537,360
	2/26/2013				0	18,981(3)	37,962(3)		849,969

Richard H. Goshorn	2/26/2013	0	244,800	734,400				13,398(4)	599,962
	2/26/2013				0	3,750(2)			167,925
	2/26/2013				0	13,398(3)	26,796(3)		599,962

Patrick S. Kane	2/26/2013	0	195,300	585,900				11,165(4)	499,969
	2/26/2013				0	3,000(2)			134,340
	2/26/2013				0	11,165(3)	22,330(3)		499,969

(1)
Named Executive Officers are eligible to receive an annual cash bonus under the annual plans and long-term incentive compensation under our 2006 Plan as described in “Compensation Discussion and Analysis” elsewhere in this Proxy Statement.

(2)
The Named Executive Officers were awarded special performance-based RSUs. On February 19, 2014, actual performance against goals was determined and Mr. Bidzos, Mr. Kilguss, Mr. Goshorn and Mr. Kane vested one-third of the RSUs granted to them in February 2013. One third of the grant vested on February 21, 2014, and will vest thereafter as to an additional one third of the grant on each of February 26, 2015, and February 26, 2016.

(3) The Named Executive Officers were awarded performance-based RSUs with 50% eligible to be earned based on Company performance in fiscal years 2013 and 2014 and 50% eligible to be earned based on Company performance in fiscal years 2013, 2014 and 2015.

(4)	The RSU award vests as to 25% of the total award on each anniversary of the date of grant until fully vested.
The Company generally does not enter into employment agreements with its executive officers, each of whom may be terminated at any time at the discretion of the Board. The Company entered into the CEO Amended and Restated Change-in-Control and Retention Agreement with Mr. Bidzos, our President and Chief Executive Officer, and Amended and Restated Change-in-Control and Retention Agreements with other of its senior vice presidents, including the Named Executive Officers.
An RSU is an award covering a number of shares of Verisign common stock which are typically settled by issuance of those shares on a one-for-one basis. Any dividends paid on our common stock during the vesting period applicable to RSUs shall be credited to the participant in the form of additional RSUs, the number of which shall be calculated based on the market price of our common stock on the date such dividends are paid to stockholders. Any such additional RSUs shall be subject to the same terms and conditions as the underlying RSU award.
Please refer to “Compensation Discussion and Analysis” elsewhere in this Proxy Statement for more information concerning our compensation practices and policies for executive officers.

 Outstanding Equity Awards at 2013 Fiscal Year-End
The following table shows all outstanding equity awards held by the Named Executive Officers at the end of fiscal 2013 granted under the 2006 Plan.
OUTSTANDING EQUITY AWARDS AT 2013 FISCAL YEAR-END

		Option Awards					Stock Awards
Named Executive Officer	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Un-exercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)(1)
D. James Bidzos	02/21/2012						45,225(2)	2,703,551
	02/21/2012						22,224(6)	1,328,371
	02/26/2013						55,828(2)	3,337,398
	02/26/2013								156,318	9,344,690
	02/26/2013						18,090(4)	1,081,420

George E. Kilguss, III	05/14/2012						30,000(2)	1,793,400
	05/14/2012						14,742(6)	881,277
	02/26/2013						18,981(2)	1,134,684
	02/26/2013								37,962	2,269,368
	02/26/2013						12,000(4)	717,360

Richard H. Goshorn	02/22/2010	3,093(5)	3,094		24.32	02/22/2017
	02/22/2010						4,832(2)	288,857
	02/22/2011						6,871(2)	410,748
	02/22/2011						6,976(7)	417,025
	02/21/2012						9,375(2)	560,438
	02/21/2012						4,607(6)	275,406
	02/26/2013						13,398(2)	800,932
	02/26/2013								26,796	1,601,865
	02/26/2013						3,750(4)	224,175

Patrick S. Kane	08/07/2007	6,075(5)			29.63	08/07/2014
	12/14/2007	22,092(5)			36.31	12/14/2014
	08/04/2008	7,374(5)			32.28	08/04/2015
	02/23/2009	4,819(5)			18.64	02/23/2016
	02/22/2010						3,573(2)	213,594
	01/10/2011						5,368(2)	320,899
	02/22/2011						5,368(2)	320,899
	02/22/2011						5,450(7)	325,801
	02/21/2012						7,500(2)	448,350
	02/21/2012						3,686(6)	220,349
	02/26/2013						11,165(2)	667,444
	02/26/2013								22,330	1,334,887
	02/26/2013						3,000(4)	179,340

(1)	The market value is calculated by multiplying the number of shares by the closing price of our common stock on December 31, 2013, which was $59.78.

(2)	The RSU award vests as to 25% of the total award on each anniversary of the date of grant until fully vested.

(3)
Awards of performance-based RSUs were granted on February 26, 2013, with 50% eligible to be earned based on Company performance in fiscal years 2013 and 2014 and 50% eligible to be earned based on Company performance in fiscal years 2013, 2014 and 2015. The number of shares shown is based on achievement of maximum performance as the Company’s 2013 performance exceeded the maximum performance level.

(4)
Awards of performance-based RSUs were granted on February 26, 2013. As previously specified, performance criteria was achieved with respect to fiscal year 2013, the performance-based RSUs earned vested 33% upon certification of results on February 21, 2014 and thereafter will vest 33% on each of the next two anniversaries of the date of grant, subject to certain employment conditions.

(5)	The option became exercisable as to 25% of the grant on the first anniversary of the date of grant, and vests quarterly thereafter at the rate of 6.25% per quarter until fully vested.

(6)
Performance-based RSUs earned based on performance in fiscal year 2012 will vest 25% on each anniversary of the grant date, subject to certain employment conditions, until fully vested on February 21, 2016 except for Mr. Kilguss who was appointed Senior Vice President and CFO effective as of May 14, 2012 and his remaining performance-based RSUs will fully vest on May 14, 2016.

(7)
Performance-based RSUs earned based on performance in fiscal year 2011 will vest 25% on each anniversary of the grant date until fully vested on February 22, 2015, subject to certain employment conditions.

Option Exercises and Stock Vested for Fiscal 2013
The following table shows all stock options exercised and the value realized upon exercise, and all stock awards vested and the value realized upon vesting, by our Named Executive Officers during fiscal 2013.
OPTION EXERCISES AND STOCK VESTED FOR FISCAL 2013

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
D. James Bidzos	—	—	21,105(1)	1,044,698
George E. Kilguss, III	—	—	14,000(1)	729,700
Richard H. Goshorn	41,563	1,119,415	34,071(1)	1,533,961
Patrick S. Kane	—	—	18,427(1)	831,796

(1) Awards of performance-based RSUs were granted on February 26, 2013 to the Named Executive Officers. If specified performance criteria were achieved, the RSUs earned vest as to 33% on the date of the Compensation Committee’s certification of the 2013 Verisign Performance Plan funding percentage and thereafter as to 33% on each anniversary of the date of grant. Based on the achieved performance as certified by the Compensation Committee effective February 19, 2014, RSUs were awarded. Includes 6,030, 4,000, 1,250 and 1,000 shares issued to Messrs. Bidzos, Kilguss, Goshorn and Kane, respectively, which represent 33% of the RSUs which vested on February 21, 2014.

Potential Payments Upon Termination or Change-in-Control
Except as described below, the Company has no formal severance program for its Named Executive Officers, each of whom may be terminated at any time at the discretion of the Board.
On August 24, 2007, the Compensation Committee adopted and approved forms of change-in-control and retention agreements to be entered into with Verisign’s chief executive officer and our other executive officers, and on April 26, 2011, the Compensation Committee approved amendments to those form agreements (such agreements, as amended, the “CIC Agreements”). Such amendments included the following changes, among other revisions: (1) the equity acceleration provision was modified to clarify that if performance shares are accelerated, and the performance period has not been completed, the amount payable is computed as if the performance has been satisfied at the target level; (2) the excise tax provision was amended to provide for an automatic cutback (versus elective) of change-in-control benefits to an amount that avoids the excise tax if such cutback leads to a better after-tax result for the executive; and (3) the COBRA provision was modified to provide that if the executive elects to continue medical coverage under COBRA, Verisign will pay the equivalent of the executive’s premium, for 24 months for the Chief Executive Officer and for 12 months for all other executives eligible for the CIC Agreement.

On February 26, 2013, the Compensation Committee approved modifications to the form of Employee Restricted Stock Unit Agreements to allow for full acceleration of unvested equity for grants made on or after February 26, 2013 in the event of termination due to death or disability as follows:

•	Time-Based RSUs – unvested RSUs shall accelerate in full according to the terms in the “Employee Restricted Stock Unit Agreement;” and

•
Performance-Based RSUs – If termination occurs during the applicable performance period and before the conclusion of such performance period, then such RSUs will accelerate based on the target performance achievement; if termination occurs after the conclusion of the applicable performance period but before the award for such performance period has been paid, then the RSUs will fully accelerate based upon the actual performance achievement.

Under the CIC Agreements, an executive officer of the Company is entitled to receive severance benefits if, within the twenty-four months following a “change-in-control” (or under certain circumstances, during the six-month period preceding a “change-in-control”), the executive officer’s employment is terminated by Verisign without “cause” or by the executive officer for “good reason.” The terms and conditions of the CIC Agreements are described below.
Under the CIC Agreements, “change-in-control” means:
(a) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities of the Company under an employee benefit plan of the Company or its subsidiaries, becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly (excluding, for purposes of this Section, securities acquired directly from the Company), of securities of the Company representing at least thirty-five percent (35%) of (A) the then-outstanding shares of common stock of the Company or (B) the combined voting power of the Company’s then-outstanding securities;
(b) the consummation of a merger or consolidation, or series of related transactions, which results in the voting securities of the Company outstanding immediately prior thereto failing to continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), directly or indirectly, at least fifty (50%) percent of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;
(c) a change in the composition of the Board occurring within a 24-month period, as a result of which fewer than a majority of the directors are incumbent directors;
(d) the sale or disposition of all or substantially all of the Company’s assets (or consummation of any transaction, or series of related transactions, having similar effect); or
(e) stockholder approval of the dissolution or liquidation of the Company.
Under the CIC Agreements, “cause” means:
(a) an executive’s willful and continued failure to substantially perform the executive’s duties after written notice providing the executive with ninety (90) days from the date of the executive’s receipt of such notice in which to cure;
(b) conviction of (or plea of guilty or no contest to) the executive for a felony involving moral turpitude;
(c) an executive’s willful misconduct or gross negligence resulting in material harm to the Company; or
(d) an executive’s willful violation of the Company’s policies resulting in material harm to the Company.

Under the CIC Agreements, “good reason” means:
(a) a change in the executive’s authority, duties or responsibilities that is inconsistent in any material and adverse respect from the executive’s authority, duties and responsibilities immediately preceding the change-in-control;
(b) a reduction in the executive’s base salary compared to the executive’s base salary immediately preceding the change-in-control, except for an across-the-board reduction of not more than ten percent (10%) of base salary applicable to all senior executives of the Company;
(c) a reduction in the executive’s bonus opportunity of five percent (5%) or more from the executive’s bonus opportunity immediately preceding the change-in-control, except for an across-the-board reduction applicable to all senior executives of the Company;
(d) a failure to provide the executive with long-term incentive opportunities that in the aggregate are at least comparable to the long-term incentives provided to other senior executives at the Company;
(e) a reduction of at least 5% in aggregate benefits that the executive is entitled to receive under all employee benefit plans of the Company following a change-in-control compared to the aggregate benefits the executive was eligible to receive under all employee benefit plans maintained by the Company immediately preceding the change-in-control;
(f) a requirement that the executive be based at any office location more than 40 miles from the executive’s primary office location immediately preceding the change-in-control, if such relocation increases the executive’s commute by more than ten (10) miles from the executive’s principal residence immediately preceding the change-in-control; or
(g) the failure of the Company to obtain the assumption of the agreement from any successor as provided in the agreement.
Under the CIC Agreements, “incumbent director” means: directors who either (i) are directors as of the date hereof, or (ii) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the incumbent directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company.
If a change-in-control occurs and the executive officer experiences a qualifying termination and timely delivers a general release agreement, the CIC Agreements provide that Verisign will make the following payments and provide the following benefits to the executive officer (subject to a six month delay if and to the extent required by the deferred compensation rules set forth in and promulgated under Section 409A of the Code):

•	a lump sum equal to the pro rata target bonus for the year in which the executive officer was terminated;

•
a lump sum equal to a specified multiple of the sum of (i) the executive officer’s annual base salary plus (ii) the average of the executive officer’s annual bonus amount for the last three full fiscal years prior to a change-in-control, or, if the executive officer was employed by the Company for fewer than three full fiscal years preceding the fiscal year in which the change-in-control occurs, the average target bonus for the number of full fiscal years the executive officer was employed by the Company before the change-in-control or the target bonus for the fiscal year in which the change-in-control occurs if the executive officer was not eligible to receive a bonus from the Company during any of the prior three fiscal years; the applicable multiples are 200% of the annual base salary and bonus for the chief executive officer and 100% of the annual base salary and bonus for other executive officer participants;

•	if the executive elects to continue medical coverage under COBRA, reimbursement of the executive’s premium, for 24 months for the Chief Executive Officer and for 12 months for all other executives;

•
immediate acceleration of vesting of all of the executive officer’s unvested stock options and RSUs; however, if the consideration to be received by stockholders of the Company in connection with the change-in-control consists of substantially all cash or if the stock options and RSUs held by the executive officer are not assumed in the change-in-control, then all of the executive officer’s then-unvested and outstanding stock options and RSUs shall vest immediately prior to the change-in-control regardless of whether or not there is a termination of employment in connection therewith; and

•	if performance shares are accelerated, and the performance period has not been completed, the amount payable is computed as if the performance has been satisfied at the target level.
In addition, the CIC Agreements include the following terms and conditions:

•
to the extent any change-in-control payments or benefits are characterized as excess parachute payments within the meaning of Section 4999 of the Code, and such characterization would subject the executive officer to a federal excise tax due to that characterization, the executive officer’s termination benefits will be reduced to an amount so that none of the amounts payable constitute excess parachute payments if this would result in the executive officer’s receipt, on an after-tax basis, of the greatest amount of termination and other benefits, after taking into account applicable federal, state and local taxes, including the excise tax under Section 4999 of the Code;

•
an initial term ending on August 24, 2012 and automatic renewal for one-year periods thereafter unless the Board terminates the CIC Agreement at least 90 days before the end of the then-current term, provided that such termination shall not be effective until the last day of the then-current term; and

•	the executive officer is prohibited from soliciting employees of Verisign or competing against Verisign for a period of twelve months.
The following table shows the value of stock options and RSUs that would have vested for our Named Executive Officers as of December 31, 2013, as well as the additional cash compensation payable, if any, under the change-in-control and termination scenarios described above. The value of stock options is based on the difference between the exercise price of all accelerated options and the market value of our common stock as of December 31, 2013, which was $59.78.
Change-in-Control Benefit Estimates as of December 31, 2013

	Value of Accelerated Cash Compensation Benefits ($)(1)		Value of Accelerated Stock Awards ($)		Value of Accelerated Option Awards ($)
Named Executive Officer	Change-in- Control Only	Change-in-Control plus Qualifying Termination	Change-in- Control Only	Change-in-Control plus Qualifying Termination(2)(3)	Change-in- Control Only	Change-in-Control plus Qualifying Termination(2)
D. James Bidzos	—	3,750,000	—	13,123,264	—	—
George E. Kilguss, III	—	915,171	—	5,661,405	—	—
Richard H. Goshorn	—	915,836	—	3,778,514	—	109,713
Patrick S. Kane	—	694,299	—	3,364,179	—	—

(1)
To the extent any payments made or benefits provided upon termination of an executive officer’s employment constitute deferred compensation subject to Section 409A of the Code, payment of such amounts or provision of such benefits will be delayed for six months after the executive officer’s separation from service if and to the extent required under Section 409A.

(2)
If the equity awards held by the executive are not assumed upon a change-in-control or the consideration to be received by stockholders consists of substantially all cash, then all such equity awards shall have their vesting and exercisability accelerated in full immediately prior to the change-in-control regardless of whether there is a qualifying termination.

(3)	Value of accelerated stock and/or option awards in the case of death or disability.

Equity Compensation Plan Information
The following table sets forth information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2013.

EQUITY COMPENSATION PLAN INFORMATION

	Equity Compensation Plan Information
	(A)	(B)	(C)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (A))
Equity compensation plans approved by stockholders(3)	2,602,491(4)	$32.30	11,624,674
Equity compensation plans not approved by stockholders	—	$—	—
Total	2,602,491	$32.30	11,624,674

(1)	Includes 2,441,663 shares subject to RSUs outstanding as of December 31, 2013 that were issued under the 2006 Plan.

(2)	Does not include any price for outstanding RSUs.

(3)
Includes the 2006 Plan, and the 2007 Employee Stock Purchase Plan (the “2007 Purchase Plan”). Effective May 27, 2006, the granting of equity awards under the 1998 Plan was discontinued and new equity awards are granted under the 2006 Plan. Remaining authorized shares under the 1998 Plan that were not subject to outstanding awards as of May 26, 2006 were cancelled on May 26, 2006.

(4)	Excludes purchase rights accruing under the 2007 Purchase Plan, which has a remaining stockholder-approved reserve of 2,088,994 shares as of December 31, 2013.

(5)
Consists of shares available for future issuance under the 2006 Plan and the 2007 Purchase Plan. As of December 31, 2013, an aggregate of 11,624,674 shares and 2,088,994 shares of common stock were available for issuance under the 2006 Plan and the 2007 Purchase Plan, respectively, including 196,743 shares subject to purchase under the 2007 Purchase Plan during the current purchase period. In addition to options and RSUs, shares can be granted under the 2006 Plan pursuant to stock appreciation rights, restricted stock awards, stock bonuses and performance shares.

POLICIES AND PROCEDURES WITH RESPECT TO TRANSACTIONS WITH RELATED PERSONS
Verisign’s Audit Committee approved a written Policy for Entering into Transactions with Related Persons (the “Related Person Transaction Policy”) which sets forth the requirements for review, approval or ratification of transactions between Verisign and “related persons,” as such term is defined under Item 404 of Regulation S-K.
Pursuant to the terms of the Related Person Transaction Policy, the Audit Committee shall review, approve or ratify the terms of any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which (i) Verisign was or is to be a participant and (ii) a related person has or will have a direct or indirect material interest (“Related Person Transaction”), except for those transactions, arrangements or relationships specifically listed in the Related Person Transaction Policy that do not require approval or ratification. In determining whether to approve or ratify a Related Person Transaction, the Audit Committee will take into account, among factors it deems appropriate, whether the Related Person Transaction terms are no more favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the materiality of the related person’s direct or indirect interest in the transaction.
Prior approval of the Audit Committee shall be required for the following Related Person Transactions:

•
Any Related Person Transaction to which a related person is a named party to the underlying agreement or arrangement; provided, however, certain agreements or arrangements between Verisign and a related person concerning employment and any compensation solely resulting from employment or concerning compensation as a member of the Board that have, in each case, been entered into or approved in accordance with policies of Verisign shall not be subject to prior approval of the Audit Committee;

•
Any Related Person Transaction involving an indirect material interest of a related person where the terms of the agreement or arrangement are not negotiated on an arm’s length basis or where the Related Person Transaction is not a transaction in the ordinary course of business; and

•	Any Related Person Transaction where the total transaction value exceeds $1,000,000.
On a quarterly basis, the Audit Committee shall review and, if determined by the Audit Committee to be appropriate, ratify any Related Person Transactions not requiring prior approval of the Audit Committee pursuant to the Related Person Transaction Policy.

In the event Verisign proposes to enter into a transaction with a related person who is a member of the Audit Committee or an immediate family member of a member of the Audit Committee, prior approval by a majority of the disinterested members of the Board shall be required and no such member of the Audit Committee for which he or she or an immediate family member is a related person shall participate in any discussion or approval of such transaction, except to provide all material information concerning the Related Person Transaction.
The following Related Person Transactions shall not require approval or ratification by the Audit Committee:

•	Payment of compensation to executive officers in connection with their employment with Verisign; provided that such compensation has been approved in accordance with policies of Verisign.

•	Remuneration to directors in connection with their service as a member of the Board; provided that such remuneration has been approved in accordance with policies of Verisign.

•	Reimbursement of expenses incurred in exercising duties as an officer or director of Verisign; provided that such reimbursement has been approved in accordance with policies of Verisign.

•
Any transaction with another company at which a related person’s only relationship is as a director or beneficial owner of less than 10% of that company’s shares, if the aggregate amount involved does not exceed $1,000,000.

•	Any transaction with a related person involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services.

•
Any transaction involving a related person where the rates or charges involved are determined by competitive bids, or the transaction involves the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority.

•
Any transaction where the related person’s interest arises solely from the ownership of Verisign’s common stock and all holders of Verisign’s common stock received the same benefit on a pro rata basis (e.g., dividends).

There are no transactions required to be reported under Item 404(a) of Regulation S-K where the Related Person Transaction Policy did not require review, approval or ratification, or where the Related Person Transaction Policy was not followed during fiscal 2013.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Since January 1, 2013, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we or any of our subsidiaries are or were to be a party in which the amount involved exceeded or will exceed $120,000 and in which any director, executive officer or beneficial holder of more than 5% of the common stock of Verisign or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

PROPOSAL NO. 4
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board has selected KPMG LLP as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the year ending December 31, 2014, and our stockholders are being asked to ratify this selection. Representatives of KPMG LLP, expected to be present at the Meeting, will have the opportunity to make a statement at the Meeting if they desire to do so and are expected to be available to respond to appropriate questions.
The Board Recommends a Vote “FOR” the Ratification of the Selection of KPMG LLP as our
Independent Registered Public Accounting Firm.

PRINCIPAL ACCOUNTANT FEES AND SERVICES
The following table presents fees billed for professional services rendered by KPMG LLP for the audit of our annual consolidated financial statements for the years ended December 31, 2013 and December 31, 2012, and fees billed for other services provided by KPMG LLP, in each of the last two completed fiscal years.

	2013 Fees	2012 Fees
Audit Fees (including quarterly reviews):
Consolidated Integrated Audit	$1,612,000	$1,469,000
Statutory Audits	200,927	224,370
Comfort Letters and Consent on SEC filing	287,500	—
Total Audit Fees	2,100,427	1,693,370
Audit-Related Fees(1)	490,244	590,849
Tax Fees(2)	150,000	250,000
All Other Fees
Total Fees	$2,740,671	$2,534,219

(1) Audit-Related Fees consist principally of reporting on Service Organization Controls (SOC 2 and 3 reports).
(2) Tax Fees consist principally of technical tax advice.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors
Per the Audit Committee’s Charter, the Audit Committee, or a designated member of the Audit Committee, pre-approved all audit and permissible non-audit services provided by the independent registered public accounting firm. These services included audit services, audit-related services, tax services and other services. Any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

OTHER INFORMATION

Stockholder Proposals for the 2015 Annual Meeting of Stockholders
Proposals of stockholders intended to be presented at our 2015 Annual Meeting of Stockholders and included in our proxy statement and form of proxy relating to the meeting, pursuant to Rule 14a-8 under the Exchange Act must be received by us at our principal executive offices no later than 120 calendar days before the one year anniversary of the date of this Proxy Statement, or December 10, 2014.
In accordance with our Bylaws, we have an advance notice procedure for stockholder proposals not included in our proxy statement to be brought before an Annual Meeting of Stockholders. In general, nominations for the election of directors may be made:

•	pursuant to Verisign’s notice of such meeting;

•	by or at the direction of the Board; or

•	by any stockholder of the Company who was a stockholder of record at the time of giving notice who is entitled to vote at such meeting and complies with the notice procedures set forth below.

The only business that will be conducted at an Annual Meeting of Stockholders is business that is brought before the meeting by or at the direction of the chairman of the meeting and is consistent with rules and regulations that the Board may adopt for the conduct of the meeting or by any stockholder entitled to vote who has delivered timely written notice to the Secretary of the Company no later than ninety (90) days and no earlier than one hundred twenty (120) days prior to the first anniversary of the date of the Company’s proxy statement released to stockholders in connection with the previous year’s Annual Meeting (such date, the “Proxy Anniversary Date”). In the event that the date of the Annual Meeting is more than thirty (30) days before or more than sixty (60) days after the Proxy Anniversary Date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to the Annual Meeting and not later than the close of business on the later of the ninetieth (90th) day prior to the Annual Meeting or the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company. Additionally, if the number of directors to be elected to the board is increased and the Company does not publicly announce either all of the director nominees or the size of the increased board at least seventy (70) days prior to the Proxy Anniversary Date (or, if the Annual Meeting is held more than thirty (30) days before or more than sixty (60) days after the Proxy Anniversary Date, at least seventy (70) days prior to such meeting), a stockholder’s notice with respect to nominees for any new positions will be considered timely if delivered no later than the close of business on the tenth (10th) day following such public announcement by the Company. In no event shall the public announcement of an adjournment or postponement of an annual meeting or a new record date for an annual meeting commence a new time period for the giving of a stockholder’s notice as described above.

The stockholder’s notice must contain information specified in the Bylaws concerning the matters to be brought before the meeting and concerning the stockholder proposing those matters and certain other parties. If a stockholder who has notified us of his or her intention to present a proposal at an Annual Meeting does not appear or send a qualified representative to present the stockholder’s proposal at the meeting, the Company need not present the proposal for a vote at the meeting. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions established by the SEC.
To be eligible to be a nominee for election or re-election by the stockholders as a director of the Company or to serve as a director of the Company, a person must deliver to the Secretary a written questionnaire with respect to the background and qualification of such person and, if applicable, the background of any other person on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person: (i) is not and will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person as to how such person, if elected as a director, will act or vote on any issue or question that has not been disclosed in such questionnaire; (ii) is not and will not become a party to any agreement, arrangement or understanding with any person other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed in such questionnaire; and (iii) in such person’s individual capacity and on behalf of any person on whose behalf the nomination is being made, would be in compliance, if elected as a director, and will comply with, applicable law and all conflict of interest, confidentiality and other policies and guidelines of the Company (including the Company’s Corporate Governance Principles) applicable to directors generally and publicly available (whether on the Company’s website or otherwise) as of the date of such representation and agreement.
A copy of the full text of the bylaw provisions discussed above may be obtained by writing to the Secretary of Verisign and is also available at our website at https://investor.verisign.com/documents.cfm. All notices of proposals by stockholders, whether or not included in our proxy materials, should be sent to the Secretary of Verisign at 12061 Bluemont Way, Reston, Virginia 20190.

Other Business
The Board does not presently intend to bring any other business before the Meeting, and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the Notice of the Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.
Whether or not you expect to attend the Meeting, please complete the proxy electronically as described on the Notice of Internet Availability of Proxy Materials and under “Internet and Telephone Voting” in this Proxy Statement, or alternatively, if you have requested paper copies of the proxy soliciting materials, please complete, date, sign and promptly return the proxy in the enclosed postage paid envelope or cast your vote by phone so that your shares may be represented at the Meeting.

Communicating With Verisign
We have from time-to-time received calls from stockholders inquiring about the available means of communication with Verisign. We thought that it would be helpful to describe those arrangements that are available for your use.

•	If you would like to receive information about Verisign, you may use one of these convenient methods:

1.
To have information such as our latest Annual Report on Form 10-K or Quarterly Report on Form 10-Q mailed to you, please email our Investor Relations Department at ir@verisign.com, and specify your mailing address, or call our Investor Relations Department at 1-800-922-4917 (U.S.) or 1-703-948-3447 (international).

2.
To view our website on the Internet, use our Internet address: www.verisigninc.com. Our home page gives you access to product, marketing and financial data, and an on-line version of this Proxy Statement, our Annual Report on Form 10-K and other filings with the SEC. The information available on, or accessible through, this website is not incorporated herein by reference.

•	If you would like to write to us, please send your correspondence to the following address:

VeriSign, Inc.

Attention: Investor Relations

12061 Bluemont Way

Reston, Virginia 20190

or via email at ir@verisign.com.

•
If you would like to inquire about stock transfer requirements, lost certificates and change of stockholder address, please call our transfer agent, Computershare Inc. at 1-877-255-1918. Foreign stockholders please call 1-201-680-6578. You may also visit their website at http://www.computershare.com/investor for step-by-step transfer instructions.

APPENDIX A

~~FOURTH~~ FIFTH AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
VERISIGN, INC.
a Delaware corporation
ONE: The name of the corporation is VeriSign, Inc. (hereinafter sometimes referred to as the “Corporation”).
TWO: The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, in the County of New Castle. The registered agent in charge thereof is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801.
THREE: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.
FOUR: A. The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is One Billion Five Million (1,005,000,000) shares. One Billion (1,000,000,000) shares shall be Common Stock, $0.001 par value per share, and Five Million (5,000,000) shares shall be Preferred Stock, $0.001 par value per share.
B. The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereinafter referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of each such series and any qualifications, limitations or restrictions thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation.
FIVE: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:
A. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Fourth Amended and Restated Certificate of Incorporation or the Bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.
B. The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

C. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual meeting or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

D. Special meetings of stockholders of the Corporation may be called only by either the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption), the ~~Chief Executive Officer or the President~~ Chairman of the Board of Directors, the President or the Secretary (in the case of the Secretary, acting as a representative of the stockholders), in each case, in accordance with the Bylaws.
SIX: A. The term of office of each director who is in office immediately prior to the closing of the polls for the election of directors at the 2007 Annual Meeting of Stockholders shall remain unchanged. Other than those who may be elected by the holders of Preferred Stock under specified circumstances, commencing with the 2007 Annual Meeting of Stockholders, each director whose term of office expires immediately prior to the closing of the polls for the election of directors at the 2007 Annual Meeting of Stockholders or whose term of office expires thereafter shall be subject to election annually at the annual meeting of stockholders and each director shall hold office until the next succeeding annual meeting of stockholders and until such director’s successor is elected and qualified, except in the case of the death, resignation or removal of any director.

1

B. Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation or other cause may be filled (a) by the stockholders at any meeting, (b) by a majority of the directors, although less than a quorum, or (c) by a sole remaining director, and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office to which they have been elected expires, and until their respective successors are elected, except in the case of the death, resignation or removal of any director. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.
SEVEN: The Corporation shall have a perpetual existence.
EIGHT: A. Exculpation. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is hereafter amended to further reduce or authorize, with approval of the Corporation’s stockholders, further reductions in the liability of the Corporation’s directors for breach of fiduciary duty, then a director of the Corporation shall not be liable for any such breach to the fullest extent permitted by the Delaware General Corporation Law as so amended.
B. Indemnification. To the extent permitted by applicable law, this Corporation is also authorized to provide indemnification of (and advancement of expenses to) agents (and any other persons to which Delaware law permits this Corporation to provide indemnification) through bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to actions for breach of duty to the Company, its stockholders, and others.

C. Effect of Repeal or Modification. Any repeal or modification of any of the foregoing provisions of this Article Eight shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.

2

APPENDIX B

~~SIXTH~~ SEVENTH AMENDED AND RESTATED
BYLAWS
OF
VERISIGN, INC.
(A Delaware Corporation)
(effective [ ]~~July 25, 2012~~)
ARTICLE I
Stockholders
Section 1. Annual Meeting. An annual meeting of the stockholders of the corporation, for the election of the directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, on such date and at such time as the Board of Directors shall by resolution each year fix.
Section 2. Special Meetings.
(a) Special meetings of the stockholders, for any purpose or purposes prescribed in the notice of the meeting, shall be held at such place, on such date, and at such time as determined by the Board of Directors and may be called only by (i) the Board of Directors pursuant to a resolution adopted by a majority of the total number of directors authorized by resolutions (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption), (ii) the Chairman of the Board of Directors ~~or (iii) the President and shall be held at such place, on such date, and at such time as they shall fix~~, (iii) the President or (iv) the Secretary whenever a stockholder or group of stockholders owning at least thirty-five percent (35%) in the aggregate of the capital stock issued, outstanding and entitled to vote, and who held that amount in a net long position continuously for at least one year (the “Eligibility Criteria”), so request in writing. Business transacted at special meetings shall be confined to the purpose or purposes stated in the notice of the meeting.
In the case of clause (iv) of the immediately preceding sentence, each such written request must be signed by each stockholder making the request and delivered to the Secretary at the principal executive office of the corporation and shall set forth (a) a brief description of the business desired to be brought before the special meeting of the stockholders, including the complete text of any resolutions to be presented at the special meeting of the stockholders with respect to such business, and the reasons for conducting such business at the meeting; (b) the date of request; (c)(i) if any stockholder making the request is a registered holder of the corporation’s stock, the name, address and ownership information, as they appear on the corporation’s books, of each such stockholder and (ii) if any stockholder making the request is not a registered holder of the corporation’s stock, proof of satisfaction by each such stockholder of the Eligibility Criteria which shall be substantially similar to the proof specified by Rule 14a-8(b)(2)(i) or (ii) under the Exchange Act, in each case, including a written agreement to update and supplement such information upon the occurrence of any changes thereto; (d) a representation that each requesting stockholder intends to appear in person or by proxy at the special meeting of the stockholders to transact the business specified; and (e) a representation that each requesting stockholder intends to hold the shares of the corporation’s stock set forth in the written request through the date of the special meeting of the stockholders; provided that, if any such requesting stockholder (x) fails to satisfy the Eligibility Criteria or to follow one of the procedural requirements described in clauses (a) through (e) of this sentence (the “Procedural Requirements”), the corporation shall not be obligated to call a special meeting unless the remaining requesting stockholders continue to satisfy the Eligibility Criteria and the Procedural Requirements or (y) fails to hold the required number of shares through the date of the special meeting (a “Non Performing Holder”), the corporation may cancel the special meeting (if previously called but not yet held) unless the remaining requesting stockholders have not failed to hold such shares through such date and continue to satisfy the Eligibility Criteria; provided, further, that the corporation may disregard future requests to call special meetings from each Non Performing Holder for the following two calendar years. Following receipt by the Secretary of a written request of stockholders that complies with the requirements set forth in this Section 2 (a “Special Meeting Request”), the Secretary shall call a special meeting of the stockholders.
(b) Revocation of Special Meeting Request. A stockholder may revoke a Special Meeting Request at any time by written revocation. Following such revocation, the Board of Directors, in its discretion, may cancel the special meeting unless, in the case of a Special Meeting Request , any remaining requesting stockholders continue to satisfy the Eligibility Criteria and the Procedural Requirements. For purposes of this Section 2, written revocation shall mean delivering a notice of revocation to the Secretary.

1

(c) Limitations. The Secretary shall not call a special meeting in response to a Special Meeting Request if (i) an identical or substantially similar item (as determined by the Board of Directors, a “Similar Item”) is included or will be included in the corporation’s notice of meeting as an item of business to be brought before a meeting of stockholders that will be held not later than ninety (90) days after the delivery date of the Special Meeting Request (the “Delivery Date”); (ii) the Delivery Date is during the period commencing ninety (90) days prior to the date of the next annual meeting of stockholders and ending on the date of the next annual meeting of stockholders; (iii) a Similar Item was presented at any meeting of stockholders held within one hundred and eighty (180) days prior to the Delivery Date; (iv) the Special Meeting Request relates to an item of business that is not a proper subject for stockholder action under applicable law; or (v) such Special Meeting Request was made in a manner that involved a violation of Regulation 14A under the Exchange Act or other applicable law. For purposes of this Section 2, the election of directors shall be deemed to be a Similar Item with respect to all items of business involving the election or removal of directors.
For the purposes of this Section 2, “net long position” shall be determined with respect to each stockholder requesting a special meeting and each beneficial owner who is directing a stockholder to act on such owner’s behalf (each stockholder and owner, a “requesting party”) in accordance with the definition thereof set forth in Rule 14e-4 under the Securities Exchange Act of 1934, as amended from time to time, provided that (x) for purposes of such definition, in determining such requesting party’s “short position,” the reference in Rule 14e-4 to “the date that a tender offer is first publicly announced or otherwise made known by the bidder to holders of the security to be acquired” shall be the record date fixed to determine the stockholders entitled to deliver a written request for a special meeting, and the reference to the “highest tender offer price or stated amount of the consideration offered for the subject security” shall refer to the closing sales price of the corporation’s capital stock on the NASDAQ (or such other securities exchange designated by the Board of Directors if the corporation’s capital stock is not listed for trading on the NASDAQ) on such record date (or, if such date is not a trading day, the next succeeding trading day) and (y) the net long position of such requesting party shall be reduced by the number of shares as to which the Board of Directors determines that such requesting party does not, or will not, have the right to vote or direct the vote at the special meeting or as to which the Board of Directors determines that such requesting party has entered into any derivative or other agreement, arrangement or understanding that hedges or transfers, in whole or in part, directly or indirectly, any of the economic consequences of ownership of such shares.
Section 3. Place of Meetings. All meetings of stockholders shall be held at the principal office of the corporation unless a different place is fixed by the person or persons calling the meeting and stated in the notice of the meeting, or shall not be held at any place but instead shall be held solely by means of remote communication as the Board of Directors, in its sole discretion, may determine.
Section 4. Notices of Meetings and Adjourned Meetings. (a) A notice in writing or by electronic transmission of each annual or special meeting of the stockholders stating the place, date, and hour thereof, shall be given by the Secretary (or the person or persons calling the meeting), not less than 10 days nor more than 60 days before the date of the meeting, to each stockholder entitled to vote thereat as of the record date for determining the stockholders entitled to notice of the meeting, by leaving such notice with him or her or at his or her residence or usual place of business, by depositing it postage prepaid in the United States mail, or by sending it by prepaid telegram, telex, overnight express courier, facsimile, electronic mail or other form of electronic transmission, directed to each stockholder at his or her address as it appears on the records of the corporation. Notices of all meetings of stockholders shall state the purpose or purposes for which the meeting is called. An affidavit of the Secretary, Assistant Secretary, or transfer agent of the corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. No notice need be given to any person with whom communication is unlawful or to any person who has waived such notice either (i) in writing (which writing need not specify the business to be transacted at, or the purpose of, the meeting) signed by such person before or after the time of the meeting, (ii) by electronic transmission (which electronic transmission need not specify the business to be transacted at, or the purpose of, the meeting) sent by him or her before or after the time of the meeting or (iii) by attending the meeting except for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. When a meeting is adjourned to another time and place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken except that, if the adjournment is for more than 30 days or if, after the adjournment, a new record date for determining the stockholders entitled to notice of such adjourned meeting is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given in the manner provided in this Section 4.
(b) Without limiting the manner by which notice otherwise may be given effectively to the stockholders, any notice to stockholders given by the corporation under any provision of the Delaware General Corporation Law, the Certificate of Incorporation of the corporation (as currently in effect, the “Certificate of Incorporation”), or these Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the corporation. Any such consent shall be deemed revoked if (i) the corporation is unable to deliver by electronic transmission two consecutive notices given by the corporation in accordance with such consent and (ii) such inability becomes known to the Secretary or Assistant Secretary of the corporation or to the transfer agent, or other person responsible for the giving of notice; provided, however , the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action. Notice given pursuant to this Section 4(b) shall be deemed given: (A) if by facsimile telecommunication, when directed to a number at which the

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stockholder has consented to receive notice; (B) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (C) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of such posting and the giving of such separate notice; and (D) if by any other form of electronic transmission, when directed to the stockholder.
Section 5. Quorum. At any meeting of the stockholders, a quorum for the transaction of business shall consist of one or more individuals appearing in person or represented by proxy and owning or representing a majority of the shares of the corporation then outstanding and entitled to vote thereat, unless or except to the extent that the presence of a larger number may be required by law (including as required from time to time by the Delaware General Corporation Law) or the Certificate of Incorporation. Where a separate vote by a class or classes is required, a majority of the shares of such class or classes then outstanding and entitled to vote present in person or by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter. If a quorum shall fail to attend any meeting, the chairman of the meeting or the holders of a majority of the shares of stock entitled to vote thereat who are present, in person or by proxy, may adjourn the meeting to another place, date, or time.
Section 6. Organization. Such person as the Board of Directors may have designated or, in the absence of such a person, the President of the corporation shall call to order any meeting of the stockholders and act as chairman of the meeting. In the absence of the Secretary of the corporation, the secretary of the meeting shall be such person as the chairman appoints.
Section 7. Conduct of Business.
(a) The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the chairman of the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of any meeting of stockholders as it shall deem appropriate, provided they are not inconsistent with any other provision of these Bylaws. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of the meeting shall have the right and authority to convene the meeting; to determine the order of business and the procedure at the meeting, including such rules and regulation of the manner of voting and the conduct of discussion as seems to him or her in order, and to do all such acts as, in the judgment of such chairman of the meeting, are appropriate for the proper conduct of the meeting.
(b) Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants.
Section 8. Voting. Unless otherwise provided in the Certificate of Incorporation and subject to the provisions of Article IV, Section 6 hereof, each stockholder shall have one vote for each share of stock entitled to vote held by him or her of record according to the records of the corporation. The corporation shall be protected in assuming that the persons in whose names shares of capital stock stand on the ledger of the corporation are entitled to vote such shares. Persons holding stock in a fiduciary capacity shall be entitled to vote the shares so held. Persons whose stock is pledged shall be entitled to vote unless the pledgor in a transfer on the books of the corporation has expressly empowered the pledgee to vote the pledged shares, in which case only the pledgee or his or her proxy shall be entitled to vote. If shares stand of record in the names of two or more persons or if two or more persons have the same fiduciary relationship respecting the shares then, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided to the contrary: (a) if only one votes, his or her act binds all; (b) if more than one votes, the act of the majority so voting binds all; and (c) if more than one votes and the vote is evenly split, the effect shall be as provided by law.
Section 9. Proxies. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or any group of persons to act for him or her by a written or electronic proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A written proxy shall be deemed executed if the stockholder’s name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder’s attorney-in-fact. An electronic proxy (which may be transmitted via telephone, electronic mail, the Internet or such other electronic means as the Board of Directors may determine from time to time) shall be deemed executed if the corporation receives an appropriate electronic transmission from the stockholder or the stockholder’s attorney-in-fact along with a pass code or other identifier which reasonably establishes the stockholder or the stockholder’s attorney-in-fact as the sender of such transmission. The validity and enforceability of any proxy shall be determined in accordance with Section 212 of the Delaware General Corporation Law. A stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the corporation.

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Section 10. Action at Meeting.
(a) Voting - General. When a quorum is present at any meeting, action of the stockholders on any matter properly brought before such meeting, other than the election of directors, shall require, and may be effected by, the affirmative vote of the holders of a majority in interest of the stock present or represented by proxy and entitled to vote on the subject matter, except where a different vote is expressly required by law, the Certificate of Incorporation or these Bylaws, in which case such express provision shall govern and control.
(b) Voting - Directors.
(i) Except as provided in Article II, Section 7 of these Bylaws, each director shall be elected by the affirmative vote of the Majority of the Votes Cast (as defined herein) with respect to that director at any meeting for the election of directors at which a quorum is present, provided that if as of a date that is fourteen (14) days in advance of the date the corporation files its definitive proxy statement (regardless of whether or not thereafter revised or supplemented) with the Securities and Exchange Commission the number of nominees exceeds the number of directors to be elected (a “Contested Election”), the directors shall be elected by the vote of a plurality of the votes cast at such meeting.
(ii) If a nominee for director in an election in which directors are elected by a Majority of the Votes Cast is not elected and the nominee is an incumbent director, the director shall promptly tender his or her resignation to the Board of Directors, subject to acceptance by the Board of Directors. The Corporate Governance and Nominating Committee shall make a recommendation to the Board of Directors as to whether to accept or reject the tendered resignation. The Board of Directors shall act on the Committee’s recommendation and publicly disclose its decision and the rationale therefor within 90 days following the date of the certification of the relevant election results.
(iii) If the Certificate of Incorporation so provides, no written ballot or, if authorized by the Board of Directors, ballot submitted by electronic transmission in the manner provided by law, shall be required for the election of directors unless requested by a stockholder present or represented at the meeting and entitled to vote in the election.
(c) Definition. For purposes of paragraph (b) of this Section, the term “Majority of the Votes Cast” means, with respect to a nominee for director, that the number of shares voted “for” the election of that nominee must exceed the number of votes cast as “withheld” for that nominee.

Section 11. Stockholder Lists. The officer who has charge of the stock ledger of the corporation shall prepare and make available, at least 10 days before every meeting of stockholders, a complete list of stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place of inspection within the city where the meeting is to be held (which place of inspection shall be specified in the notice of the meeting) or, if not so specified, at the place where the meeting is to be held, or on a reasonably accessible electronic network as permitted by law (provided that the information required to gain access to the list is provided with the notice of the meeting). Such list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is held solely by means of remote communication, then the list shall be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access the list shall be provided with the notice of the meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this section or the books of the corporation, or to vote in person or by proxy at any meeting of stockholders.
Section 12. Inspectors of Elections.
(a) Applicability. Unless otherwise provided in the Certificate of Incorporation or required by the Delaware General Corporation Law, the following provisions of this Section 12 shall apply only if and when the corporation has a class of voting stock that is: (i) listed on a national securities exchange; (ii) authorized for quotation on an interdealer quotation system of a registered national securities association; or (iii) held of record by more than 2,000 stockholders; in all other cases, observance of the provisions of this Section 12 shall be optional, and at the discretion of the corporation.
(b) Appointment. The corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors of elections to act at the meeting and make a written report thereof. The corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. No person who is a candidate for office at an election may serve as an inspector at such election.

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(c) Inspector’s Oath. Each inspector of elections, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability.
(d) Duties of Inspectors. At a meeting of stockholders, the inspectors of elections shall (i) ascertain the number of shares outstanding and the voting power of each share, (ii) determine the shares represented at a meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period of time a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors.
(e) Opening and Closing of Polls. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the chairman of the meeting. No ballot, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery upon application by a stockholder shall determine otherwise.
(f) Determinations. In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted with those proxies, any information provided in connection with proxies in accordance with Section 212(c)(2) of the Delaware General Corporation Law, ballots and the regular books and records of the corporation, except that the inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the stockholder holds of record. If the inspectors consider other reliable information for the limited purpose permitted herein, the inspectors at the time they make their certification of their determinations pursuant to this Section 12 shall specify the precise information considered by them, including the person or persons from whom they obtained the information, when the information was obtained, the means by which the information was obtained and the basis for the inspectors’ belief that such information is accurate and reliable.
Section 13. Notice of Stockholder Business; Nominations.
(a) Annual Meeting of Stockholders.
(i) Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders shall be made at an annual meeting of stockholders (A) pursuant to the corporation’s notice of such meeting, (B) by or at the direction of the Board of Directors or (C) by any stockholder of the corporation who was a stockholder of record at the time of giving of the notice provided for in this Section 13, who is entitled to vote at such meeting and who complies with the notice procedures set forth in this Section 13 (this clause (C) being the exclusive means for a stockholder to bring nominations or other business before an annual meeting of stockholders, other than business properly included in the corporation’s proxy materials pursuant to Rule 14a-8 under the Exchange Act). The provisions of this Section 13 apply to all nominations of persons for election to the Board of Directors.
(ii) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of subparagraph (a)(i) of this Section 13 (whether such nominations or other business are proposed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise), the stockholder must have given timely notice thereof in writing to the Secretary of the corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder’s notice must be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the date of the corporation’s proxy statement released to stockholders in connection with the previous year’s annual meeting of stockholders; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting of or a new record date for an annual meeting commence a new time period for the giving of a stockholder’s notice as described above.

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(iii) Such stockholder’s notice shall set forth the following information (and, if such notice relates to the nomination of any person for election or re-election as a director of the corporation, the questionnaire, representation and agreement required by Section 13(c)(2) must also be delivered with and at the same time as such notice):
(A) as to each person whom the stockholder proposes to nominate for election as a director:
(1) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case in accordance with Regulation 14A under the Exchange Act and such other information as may be required by the corporation pursuant to any policy of the corporation governing the selection of directors publicly available (whether on the corporation’s website or otherwise) as of the date of such notice;

(2) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and
(3) a description of all arrangements or understandings between the stockholder or any beneficial owner on whose behalf such nomination is made, or their respective affiliates, and each nominee or any other person or persons (naming such person or persons) in connection with the making of such nomination or nominations;
(B) as to any business the stockholder proposes to bring before the meeting:
(1) a brief description of such business;
(2) the text of the proposal to be voted on by stockholders (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend the Bylaws, the language of the proposed amendment);
(3) the reasons for conducting such business at the meeting; and
(4) a description of any direct or indirect material interest of the stockholder or of any beneficial owner on whose behalf the proposal is made, or their respective affiliates, in such business (whether by holdings of securities, or by virtue of being a creditor or contractual counterparty of the corporation or of a third party, or otherwise), and all agreements, arrangements and understandings between such stockholder or any such beneficial owner or their respective affiliates and any other person or persons (naming such person or persons) in connection with the proposal of such business;
(C) as to the stockholder giving the notice, each beneficial owner, if any, on whose behalf the business is proposed or nomination is made, and any other person with whom such stockholder or beneficial owner (or any of their respective affiliates or associates) is acting in concert with (each, a “Party”):
(1) the name and address of such Party (in the case of each stockholder, as they appear on the corporation’s books);
(2) the class or series and number of shares of the corporation that are owned, directly or indirectly, beneficially or held of record by such Party or any of its affiliates (naming such affiliates);
(3) a description of any agreement, arrangement or understanding (including any swap or other derivative or short position, profit interest, option, warrant, convertible security, stock appreciation or similar right with exercise or conversion privileges, hedging transactions, and securities lending or borrowing arrangement) to which such Party or any of its affiliates is, directly or indirectly, a party as of the date of such notice (x) with respect to shares of stock of the corporation; or (y) the effect or intent of which is to mitigate loss to, manage the potential risk or benefit of security price changes (increases or decreases) for, or increase or decrease the voting power of such Party or any of its affiliates with respect to securities of the corporation or which has a value derived in whole or

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in part, directly or indirectly, from the value (or change in value) of any securities of the corporation, in each case whether or not subject to settlement in the underlying security of the corporation (each such agreement, arrangement or understanding, a “Disclosable Arrangement”) (specifying in each case (I) the effect of such Disclosable Arrangement on voting or economic rights in securities in the corporation, as of the date of the notice; and (II) any changes in such voting or economic rights which may arise pursuant to the terms of such Disclosable Arrangement);

(4) any proxy, agreement, arrangement, understanding or relationship pursuant to which such Party has a right to vote, directly or indirectly, any shares of any security of the corporation;
(5) any rights to dividends on the shares of the corporation owned, directly or indirectly, beneficially by such Party that are separated or separable from the underlying shares of the corporation;
(6) any proportionate interest in shares of the corporation or Disclosable Arrangements held, directly or indirectly, by a general or limited partnership in which such Party is a general partner or, directly or indirectly, beneficially owns an interest in a general partner;
(7) any performance-related fees (other than an asset-based fee) that such Party is directly or indirectly entitled to based on any increase or decrease in the value of shares of the corporation or Disclosable Arrangements, if any, as of the date of such notice, including any such interests held by members of such Party’s immediate family sharing the same household;
(8) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination; and
(9) a representation whether such Party intends, or is part of a group which intends, (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation’s outstanding shares of capital stock required to approve or adopt the proposal or elect the nominee; and/or (y) otherwise to solicit proxies from stockholders in support of such proposal or nomination; and
(D) an undertaking by each Party to notify the corporation in writing of any change in the information previously disclosed pursuant to clauses (A)(1), A(3), B(4) and C of this Section 13 as of the record date for determining stockholders entitled to receive notice of such meeting, by notice received by the Secretary not later than the 10th day following such record date, and thereafter by notice so given and received within two business days of any change in such information (and, in any event, by the close of business on the day preceding the meeting date). The corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee. In addition, any stockholder seeking to nominate a director candidate or bring another item of business before the annual meeting shall promptly provide any other information reasonably requested by the corporation.
(iv) Notwithstanding anything in the second sentence of subparagraph (a)(ii) of this Section 13 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the corporation is increased and there is no public announcement by the corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least seventy (70) days prior to the first anniversary of the date of the corporation’s proxy statement release to stockholders in connection with the previous year’s annual meeting of stockholders (or, if the annual meeting is held more than thirty (30) days before or sixty (60) days after such anniversary date, at least seventy (70) days prior to such annual meeting), a stockholder’s notice required by this Section 13 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of the corporation at the principal executive

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office of the corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the corporation.
(b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the corporation’s notice of such meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the corporation’s notice of such meeting (i) by or at the direction of the Board of Directors or (ii) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the corporation who is a stockholder of record at the time of giving of notice of the special meeting, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 13(b). In the event the corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the corporation’s notice of meeting, if the stockholder’s notice required by subparagraph (a)(ii) of this Section 13 shall be delivered to the Secretary of the corporation at the principal executive offices of the corporation not earlier than the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.
(c) General.
(i) Only such persons who are nominated in accordance with the procedures set forth in this Section 13 shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 13. Except as otherwise provided by law or these Bylaws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 13 and, if any proposed nomination or business is not in compliance herewith, to declare that such defective proposal or nomination shall be disregarded.
(ii) To be eligible to be a nominee for election or re-election by the stockholders as a director of the corporation or to serve as a director of the corporation, a person must deliver (not later than the deadline prescribed for delivery of notice under clause (a) or (b), as applicable, of this Section 13) to the Secretary a written questionnaire with respect to the background and qualification of such person and, if applicable, the background of any other person on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person: (i) is not and will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person as to how such person, if elected as a director, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed in such questionnaire; (ii) is not and will not become a party to any agreement, arrangement or understanding with any person other than the corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed in such questionnaire; and (iii) in such person’s individual capacity and on behalf of any person on whose behalf the nomination is being made, would be in compliance, if elected as a director, and will comply with, applicable law and all conflict of interest, confidentiality and other policies and guidelines of the corporation (including the corporation’s Corporate Governance Principles) applicable to directors generally and publicly available (whether on the corporation’s website or otherwise) as of the date of such representation and agreement, including the requirements of Section 10(b) of Article I.
(iii) For purposes of this Section 13, the term “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to section 13, 14 or 15(d) of the Exchange Act.
(iv) Notwithstanding the foregoing provisions of this Section 13, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section 13 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

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ARTICLE II
Directors
Section 1. Powers. The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors, which may exercise all such powers of the corporation and do all such lawful acts and things as are not by law or these Bylaws directed or required to be exercised or done by the stockholders.
Section 2. Number of Directors. The Board of Directors shall consist of eleven (11) members or such number of members determined from time to time by a resolution of the Board of Directors. No decrease in the authorized number of directors constituting the Board of Directors shall shorten the term of any incumbent director.
Section 3. Election and Tenure. The term of office of each director who is in office immediately prior to the closing of the polls for the election of directors at the 2007 Annual Meeting of Stockholders shall remain unchanged. Commencing with the 2007 Annual Meeting of Stockholders, each director elected to the Board of Directors at the 2007 Annual Meeting of Stockholders and at each annual meeting of stockholders thereafter, shall hold office until the next succeeding annual meeting of stockholders and shall serve until such director’s successor is elected and qualified, or until such director’s earlier death, resignation or removal.
Section 4. Qualification. No director need be a stockholder.
Section 5. Removal. Subject to the rights of holders of any series of Preferred Stock then outstanding, any directors, or the entire Board of Directors, may be removed from office at any time, with or without cause, but only by the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of capital stock of the corporation entitled to vote generally in the election of directors, voting together as a single class. Vacancies in the Board of Directors resulting from such removal may be filled by a majority of the directors then in office, though less than a quorum, or by the stockholders as provided in Article II, Section 3 above. Directors so chosen shall hold office until the next annual meeting of stockholders.
Section 6. Resignation. Any director of the corporation may resign at any time by giving written notice to the Board of Directors, to the Chairman of the Board of Directors, if any, to the President, or to the Secretary, and any member of a committee may resign therefrom at any time by giving notice as aforesaid or to the chairman or secretary of such committee. Any such resignation shall take effect at the time specified therein or upon the occurrence of an event described in such resignation, or, if a time or event be not specified, upon receipt thereof; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.
Section 7. Vacancies and Newly Created Directorships. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled (a) by the stockholders at any meeting (b) by a majority of the members of the Corporate Governance and Nominating Committee, (c) a majority of the directors then in office if no such committee exists, or (d) by a sole remaining director. Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the Certificate of Incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class, classes or series then in office or by the sole remaining director so elected. When one or more directors shall resign from the Board of Directors, effective at a future date or upon the occurrence of an event described in such resignation, a majority of directors entitled to act on the filling of such vacancy or vacancies, including those who have so resigned, shall have power to fill such vacancy or vacancies by vote to take effect when such resignation or resignations shall become effective.
Section 8. Annual Meeting. The first meeting of each newly elected Board of Directors may be held without notice immediately after an annual meeting of stockholders (or a special meeting of stockholders held in lieu of an annual meeting) at the same place as that at which such meeting of stockholders was held; or such first meeting may be held at such place and time as shall be fixed by the consent in writing of all the directors, or may be called in the manner hereinafter provided with respect to the call of special meetings.

Section 9. Regular Meetings.
(a) Time and Place. Regular meetings of the directors may be held at such times and places as shall from time to time be fixed by resolution of the Board of Directors, and no notice need be given of regular meetings held at times and places so fixed; provided, however, that any resolution relating to the holding of regular meetings shall remain in force only until the next annual meeting of stockholders and that, if at any meeting of directors at which a resolution is adopted fixing the times or place or places for any regular meetings any director is absent, no meeting shall be held pursuant to such resolution without notice to or waiver by such absent director pursuant to Article II, Section 11 hereof.

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(b) Adjourned Meetings. A majority of the directors present at any meeting of the Board of Directors, including an adjourned meeting, whether or not a quorum is present, may adjourn such meeting to another time and place. At least 24 hours’ notice of any adjourned meeting of the Board of Directors shall be given to each director whether or not present at the time of the adjournment, if such notice shall be given by one of the means specified in Article II, Section 11(b) or (c), or at least three (3) days’ notice if by mail. Any business may be transacted at an adjourned meeting that might have been transacted at the meeting as originally called.
Section 10. Special Meetings. Special meetings of the directors may be called by the Chairman of the Board of Directors, the Lead Independent Director, if any, the President, or by at least one-third of the directors then in office (rounded up to the nearest whole number), and shall be held at the place and on the date and hour designated in the call thereof.
Section 11. Notices. Notices of any special meeting of the directors shall be given to each director by the Secretary or an Assistant Secretary (a) by mailing to him or her, postage prepaid, and addressed to him or her at his or her address as registered on the books of the corporation, or if not so registered at his or her last known home or business address, a written notice of such meeting at least 4 days before the meeting, (b) by delivering such notice by hand or by telegram, telecopy, telex, facsimile, electronic transmission (including electronic mail) or other comparable communication equipment to him or her at least 48 hours before the meeting, addressed to him or her at such address, or (c) by giving such notice in person or by telephone at least 48 hours in advance of the meeting. Any notice given personally or by telephone, telegram, telecopy, telex, facsimile, electronic transmission (including electronic mail) or other comparable communications equipment may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. In the absence of all such officers, such notice may be given by the officer or one of the directors calling the meeting. Notice need not be given to any director who has waived notice (a) in writing executed by him or her before or after the meeting and filed with the records of the meeting, (b) by electronic transmission sent by him or her before or after the meeting and filed with the records of the meeting or (c) by attending the meeting except for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. A notice or waiver of notice of a meeting of the directors need not specify the business to be transacted at or the purpose of the meeting.
Section 12. Quorum. At any meeting of the directors, a majority of the total number of directors authorized by resolutions (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption) shall constitute a quorum for the transaction of business, provided that a quorum shall not be deemed to exist in the event that a majority of the directors constituting such quorum are not “independent” as such term is defined under the rules of the NASDAQ Stock Market or other stock exchange upon which the corporation’s common stock is primarily traded (each an “Independent Director”). If a quorum shall not be present at any meeting of the Board of Directors, a majority of those present (or, if not more than two directors are present, any director present) may adjourn the meeting from time to time to another place, date or time, without notice other than announcement at the meeting prior to adjournment, until a quorum shall be present.

Section 13. Participation in Meetings by Conference Telephone. One or more members of the Board of Directors, or any committee thereof, may participate in a meeting of such Board of Directors or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 13 shall constitute presence in person at such meeting.
Section 14. Conduct of Business: Action by Written Consent. At any meeting of the Board of Directors at which a quorum is present, business shall be transacted in such order and manner as the Board of Directors may from time to time determine, and all matters shall be determined by the vote of a majority of the directors present, except as otherwise provided in these Bylaws or required by law. Action may be taken by the Board of Directors, or any committee thereof, without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission (including electronic mail), and the writing or writings or electronic transmission or transmissions (including electronic mail) are filed with the records of proceedings of the Board of Directors or committee.
Section 15. Place of Meetings. The Board of Directors may hold its meetings, and have an office or offices, within or without the State of Delaware.
Section 16. Compensation. The Board of Directors shall have the authority to fix stated salaries for directors for their service in such capacity and to provide for payment of a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors. The Board of Directors shall also have the authority to provide for payment of a fixed sum and expenses of attendance, if any, payable to members of committees for attending committee meetings. Nothing herein contained shall preclude any director from serving the corporation in any other capacity and receiving compensation for such services.
Section 17. Committees. The Board of Directors, by resolution adopted by a majority of the total number of authorized directors authorized by resolutions (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption) may, from time to time designate one or more committees, each

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committee to consist of one or more of the directors of the corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have such power or authority in reference to amending the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors as provided in Subsection (a) of Section 151 of the Delaware General Corporation Law, fix the designations and any preferences or rights of such shares or fix the number of shares in a series of stock or authorize the increase or decrease in the shares of any series), adopting an agreement of merger or consolidation under Sections 251, 252, 254, 255, 256, 257, 258, 263, or 264 of the Delaware General Corporation Law, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation’s property or assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the Bylaws of the corporation. Such a committee may, to the extent expressly provided in the resolution of the Board of Directors, have the power or authority to declare a dividend or to authorize the issuance of stock or adopt a certificate of ownership and merger pursuant to Section 253 of the Delaware General Corporation Law.
(a) At any meeting of any committee, a majority of the whole committee shall constitute a quorum and, except as otherwise provided by these Bylaws or required by law, the affirmative vote of at least a majority of the members present at a meeting at which there is a quorum shall be the act of the committee.
(b) Each committee, except as otherwise provided by resolution of the Board of Directors, shall fix the time and place of its meetings within or without the State of Delaware, shall adopt its own rules and procedures, and shall keep a record of its acts and proceedings and report the same from time to time to the Board of Directors. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article II of these Bylaws.

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ARTICLE III
Officers
Section 1. Officers and Their Election. The officers of the corporation shall be a Chief Executive Officer, a President, a Secretary, a Chief Financial Officer and such Vice Presidents, Assistant Secretaries, Assistant Chief Financial Officers and other officers as the Board of Directors may from time to time determine and elect or appoint. All officers shall perform such duties and have such powers as the Board of Directors shall designate by resolution, or in the absence of such resolution, as set forth in these Bylaws. The Board of Directors may appoint one of its members to the office of Chairman of the Board of Directors and another of its members to the office of Vice-Chairman of the Board of Directors and from time to time define the powers and duties of these offices notwithstanding any other provisions of these Bylaws. All officers shall be elected by the Board of Directors and shall serve at the will of the Board of Directors. Any officer may, but need not, be a director. Two or more offices may be held by the same person.
Section 2. Term of Office. The Chief Executive Officer, the President, the Chief Financial Officer and the Secretary shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal.
Section 3. Vacancies. Any vacancy at any time existing in any office may be filled by the Board of Directors.
Section 4. Chairman of the Board of Directors. The Board of Directors may, in its discretion, elect a Chairman of the Board of Directors from among its members. He or she may be the Chief Executive Officer of the corporation if so designated by the Board of Directors, and he or she shall preside at all meetings of the Board of Directors at which he or she is present and shall exercise and perform such other powers and duties as may from time to time be assigned to him or her by the Board of Directors or prescribed by the Bylaws.
Section 5. Lead Independent Director. The Board of Directors may, in its discretion, elect a Lead Independent Director from among its members that are Independent Directors. He or she shall preside at all meetings at which the Chairman of the Board of Directors is not present and shall exercise such other powers and duties as may from time to time be assigned to him or her by the Board of Directors or as prescribed by the Bylaws.
Section 6. Chief Executive Officer. The Board of Directors may elect a Chief Executive Officer of the corporation who may also be the Chairman of the Board of Directors or President of the corporation or both. Unless otherwise set forth in a resolution of the Board of Directors, it shall be his or her duty and he or she shall have the power to see that all orders and resolutions of the Board of Directors are carried into effect and to affix the signature of the corporation to all deeds, conveyances, mortgages, guarantees, leases, obligations, bonds, certificates and other papers and instruments in writing which have been authorized by the Board of Directors or which, in the judgment of the Chief Executive Officer, should be executed on behalf of the corporation; to sign certificates for shares of stock of the corporation; and, subject to the direction of the Board of Directors, to have general charge of the property of the corporation and to supervise and control all officers, agents and employees of the corporation. He or she shall from time to time report to the Board of Directors all matters within his or her knowledge that the interests of the corporation may require to be brought to its notice. The Chief Executive Officer, when present, shall preside at all meetings of the stockholders and, unless there shall be a Chairman of the Board of Directors, of the Board of Directors, unless otherwise provided by the Board of Directors.
Section 7. President. If there is no Chief Executive Officer, the President shall be the chief executive officer of the corporation except as the Board of Directors may otherwise provide. The President shall perform such duties and have such powers additional to the foregoing as the Board of Directors shall designate.

Section 8. Vice Presidents. In the absence or disability of the President, his or her powers and duties shall be performed by the vice president, if only one, or, if more than one, by the one designated for the purpose by the Board of Directors. Each vice president shall perform such duties and have such powers additional to the foregoing as the Board of Directors shall designate.
Section 9. Chief Financial Officer. Unless otherwise set forth in a resolution of the Board of Directors, the Chief Financial Officer shall be the treasurer of the corporation and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all monies and other valuable effects in the name and to the credit of the corporation in such depositories as shall be designated by the Board of Directors or in the absence of such designation in such depositories as he or she shall from time to time deem proper; he or she (or any Assistant Chief Financial Officer) shall sign all stock certificates as treasurer of the corporation; he or she shall disburse the funds of the corporation as shall be ordered by the Board of Directors, taking proper vouchers for such disbursements; he or she shall promptly render to the Chief Executive Officer and to the Board of Directors such statements of his or her transactions and accounts as the Chief Executive Officer and Board of Directors respectively may from time to time require; and he or she shall perform such duties and have such other powers that are commonly incident to the office of chief financial officer.

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Section 10. Assistant Chief Financial Officers. In the absence or disability of the Chief Financial Officer, his or her powers and duties shall be performed by the Assistant Chief Financial Officer, if only one, or if more than one, by the one designated for the purpose by the Board of Directors. Each Assistant Chief Financial Officer shall perform such duties and have such powers additional to the foregoing as the Board of Directors shall designate.
Section 11. Secretary. Unless otherwise set forth in a resolution of the Board of Directors, the Secretary shall issue notices of all meetings of stockholders, of the Board of Directors and of committees thereof where notices of such meetings are required by law or these Bylaws; he or she shall record the proceedings of the meetings of the stockholders and of the Board of Directors and shall be responsible for the custody thereof in a book to be kept for that purpose; he or she shall also record the proceedings of the committees of the Board of Directors unless such committees appoint their own respective secretaries; he or she shall be charged with the duty of keeping, or causing to be kept, accurate records of all stock outstanding, stock certificates issued and stock transfers (unless the Board of Directors shall appoint a transfer agent and/or registrar); he or she shall sign such instruments as require his or her signature; and he or she shall have custody of the corporate seal and shall affix and attest such seal on all documents whose execution under seal is duly authorized. In his or her absence at any meeting, an Assistant Secretary or the Secretary pro tempore shall perform his or her duties thereat.
Section 12. Assistant Secretaries. In the absence or disability of the Secretary, his or her powers and duties shall be performed by the Assistant Secretary, if only one, or, if more than one, by the one designated for the purpose by the Board of Directors. Each Assistant Secretary shall perform such duties and have such powers additional to the foregoing as the Board of Directors shall designate.
Section 13. Salaries. The salaries and other compensation of officers, agents and employees shall be fixed from time to time by or under authority from the Board of Directors. No officer shall be prevented from receiving a salary or other compensation by reason of the fact that he or she is also a director of the corporation.
Section 14. Removal. The Board of Directors may remove any officer, either with or without cause, at any time.
Section 15. Bond. The corporation may secure the fidelity of any or all of its officers or agents by bond or otherwise.
Section 16. Resignations. Any officer, agent or employee of the corporation may resign at any time by giving written notice to the Board of Directors, to the Chairman of the Board of Directors, if any, to the Chief Executive Officer or to the Secretary of the corporation. Any such resignation shall take effect at the time specified therein, or, if the time be not specified, upon receipt thereof; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

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ARTICLE IV
Capital Stock
Section 1. Stock Certificates: Uncertificated Shares. The shares of capital stock of the corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock may be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation (or the transfer agent or registrar, as the case may be). Notwithstanding the adoption of such a resolution, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of, the corporation by the Chairperson or Vice-Chairperson of the Board of Directors or the President or Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before the certificate is issued, such certificate may nevertheless be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.
Section 2. Classes of Stock. If the corporation shall be authorized to issue more than one class of stock or more than one series of and class, the face or back of each certificate issued by the corporation to represent such class or series shall either (a) set forth in full or summarize the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions thereof, or (b) contain a statement that the corporation will furnish a statement of the same without charge to each stockholder who so requests. Within a reasonable time after the issuance or transfer of uncertificated shares, the corporation shall send to the registered holder thereof such written notice as may be required by law as to the information required by law to be set forth or stated on stock certificates.
Section 3. Transfer of Stock. Shares of stock shall be transferable only upon the books of the corporation pursuant to applicable law and such rules and regulations as the Board of Directors shall from time to time prescribe. The Board of Directors may at any time or from time to time appoint a transfer agent or agents or a registrar or registrars for the transfer or registration of shares of stock. Except where a certificate is issued in accordance with Article IV, Section 5 hereof, one or more outstanding certificates representing in the aggregate the number of shares involved shall be surrendered for cancellation before a new certificate is issued representing such shares.
Section 4. Holders of Record. Prior to due presentment for registration of transfer the corporation may treat the holder of record of a share of its stock as the complete owner thereof exclusively entitled to vote, to receive notifications and otherwise entitled to all the rights and powers of a complete owner thereof, notwithstanding notice to the contrary.
Section 5. Lost, Stolen or Destroyed Stock Certificates. The Board of Directors may direct that a new stock certificate or certificates, or uncertificated shares, be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, or uncertificated shares, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates or his or her legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against the corporation on account of the alleged loss, theft, or destruction, of such certificates or the issuance of such new certificate or certificates, or uncertificated shares.
Section 6. Record Date.
(a) The Board of Directors may fix the record date in order to determine the stockholders entitled to notice of a meeting of stockholders, which record date shall not precede the date on which the resolution fixing the record date is adopted by the Board of Directors, and which record date may not be more than 60 days nor less than 10 days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors in its discretion may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the foregoing provisions of this clause (a) at the adjourned meeting. If no record date is fixed pursuant to this clause (a), the record date for determining stockholders entitled to notice of and vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

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(b) The Board of Directors may fix a record date in order to determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed pursuant to this clause (b), the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

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ARTICLE V
Miscellaneous Provisions
Section 1. Interested Directors and Officers.
(a) No contract or transaction between the corporation and one or more of its directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or her or their votes are counted for such purpose, if:
(i) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the number of disinterested directors is less than a quorum; or
(ii) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or
(iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the shareholders.
(b) Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.
Section 2. Indemnification.
(a) Right to Indemnification. The corporation shall indemnify and hold harmless each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or an officer of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director or officer, to the fullest extent authorized by law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than such law permitted the corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, that except as provided in Subsection (c) of this Section with respect to proceedings to enforce rights to indemnification, the corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the corporation; and provided further that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless such compromise and indemnification therefore shall be appropriated:
(i) by a majority vote of a quorum consisting of disinterested directors;
(ii) if such a quorum cannot be obtained, then by a majority vote of a committee of the Board of Directors consisting of all the disinterested directors;
(iii) if there are not two or more disinterested directors in office, then by a majority of the total number of directors authorized by resolutions (whether or not there exist any vacancies in previously authorized directorships at the time such matter is presented to the Board of Directors), provided they have obtained a written finding by special independent legal counsel appointed by such a majority of the directors to the effect that, based upon a reasonable investigation of the relevant facts as described in such opinion, the person to be indemnified appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the corporation (or, to the extent that such matter relates to service with respect to an employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan);
(iv) by the holders of a majority of the shares of stock entitled to vote for the election of directors, which majority may include interested directors and officers; or
(v) by a court of competent jurisdiction.

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An “interested” director or officer is one against whom in such capacity the proceeding in question or other proceeding on the same or similar grounds is then pending. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.
(b) Right to Advancement of Expenses. The right to indemnification conferred in Subsection (a) of this Section shall include the right to be paid by the corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise, which undertaking may be accepted without reference to the financial ability of such person to make repayment.

(c) Right of Indemnitee to Bring Suit. If a claim under Subsection (a) or (b) of this Section is not paid in full by the corporation within 60 days after a written claim has been received by the corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim. If successful in whole or in part of any such suit, or in a suit brought by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) any suit by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking the corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Section or otherwise shall be on the corporation.
(d) Non-exclusivity of Rights. The rights to indemnification and to the advancement of expenses conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, certificate of incorporation, by-law, agreement, vote of disinterested directors or otherwise. The corporation’s indemnification under this Section 2 of any person who is or was a director or officer of the corporation, or is or was serving, at the request of the corporation, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall be reduced by any amounts such person receives as indemnification (i) under any policy of insurance purchased and maintained on his or her behalf by the corporation, (ii) from such other corporation, partnership, joint venture, trust or other enterprise, or (iii) under any other applicable indemnification provision.
(e) Joint Representation. If both the corporation and any person to be indemnified are parties to an action, suit or proceeding (other than an action or suit by or in the right of the corporation to procure a judgment in its favor), counsel representing the corporation therein may also represent such indemnified person (unless such dual representation would involve such counsel in a conflict of interest in violation of applicable principles of professional ethics), and the corporation shall pay all fees and expenses of such counsel incurred during the period of dual representation other than those, if any, as would not have been incurred if counsel were representing only the corporation; and any allocation made in good faith by such counsel of fees and disbursements payable under this paragraph by the corporation versus fees and disbursements payable by any such indemnified person shall be final and binding upon the corporation and such indemnified person.
(f) Indemnification of Employees and Agents of the Corporation. Except to the extent that rights to indemnification and advancement of expenses of employees or agents of the corporation may be required by any statute, the Certificate of Incorporation, this Section or any other by-law, agreement, vote of disinterested directors or otherwise, the corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement

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to any employee or agent of the corporation to the fullest extent of the provisions of this Section with respect to the indemnification and advancement of expenses of directors and officers of the corporation.
(g) Insurance. The corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law (as currently in effect or hereafter amended), the Certificate of Incorporation or these Bylaws.

(h) Nature of Indemnification Right: Modification of Repeal of Indemnification. Each person who is or becomes a director or officer as described in subsection (a) of this Section 2 shall be deemed to have served or to have continued to serve in such capacity in reliance upon the indemnity provided for in this Section 2. All rights to indemnification (and the advancement of expenses) under this Section 2 shall be deemed to be provided by a contract between the corporation and the person who serves as a director or officer of the corporation at any time while these Bylaws and other relevant provisions of the Delaware General Corporation Law and other applicable law, if any, are in effect. Such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee’s heirs, executors and administrators. Any modification or repeal of this Section 2 shall not adversely affect any right or protection existing under this Section 2 at the time of such modification or repeal.
Section 3. Stock in Other Corporations. Subject to any limitations that may be imposed by the Board of Directors, the President or any person or persons authorized by the Board of Directors may, in the name and on behalf of the corporation, (a) call meetings of the holders of stock or other securities of any corporation or other organization, stock or other securities of which are held by this corporation, (b) act, or appoint any other person or persons (with or without powers of substitution) to act in the name and on behalf of the corporation, or (c) express consent or dissent, as a holder of such securities, to corporate or other action by such other corporation or organization.
Section 4. Checks, Notes, Drafts and Other Instruments. Checks, notes, drafts and other instruments for the payment of money drawn or endorsed in the name of the corporation may be signed by any officer or officers or person or persons authorized by the Board of Directors to sign the same. No officer or person shall sign any such instrument as aforesaid unless authorized by the Board of Directors to do so.
Section 5. Corporate Seal. The seal of the corporation shall be circular in form, bearing the name of the corporation, the word “Delaware”, and the year of incorporation, and the same may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.
Section 6. Books and Records. The books, accounts and records of the corporation, except as may be otherwise required by law, may be kept outside of the State of Delaware, at such place or places as the Board of Directors may from time to time appoint. Except as may otherwise be provided by law, the Board of Directors shall determine whether and to what extent the books, accounts, records and documents of the corporation, or any of them, shall be open to the inspection of the stockholders.
Section 7. Severability. If any term or provision of the Bylaws, or the application thereof to any person or circumstances or period of time, shall to any extent be invalid or unenforceable, the remainder of the Bylaws shall be valid and enforced to the fullest extent permitted by law.
Section 8. Interpretations. Words importing persons include firms, associations and corporations, all words importing the singular number include the plural number and vice versa, and all words importing the masculine gender include the feminine gender.
Section 9. Amendments. The Board of Directors is expressly empowered to adopt, amend or repeal Bylaws of the corporation. Any adoption, amendment or repeal of Bylaws of the corporation by the Board of Directors shall require the approval of a majority of the total number of directors authorized by resolutions (whether or not there exist any vacancies in previously authorized directorships at the time any resolution providing for adoption, amendment or repeal is presented to the Board of Directors). The stockholders also have power to adopt, amend or repeal the Bylaws of the corporation. Any adoption, amendment or repeal of Bylaws of the corporation by the stockholders shall require, in addition to any vote of the holders of any class or series of stock of the corporation required by law or by the Certificate of Incorporation, the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of the capital stock of the corporation entitled to vote generally in the election of directors, voting together as a single class.

18

VERISIGN™

IMPORTANT ANNUAL MEETING INFORMATION

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ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 12:00 a.m., Eastern Time, on May 22, 2014.

Vote by Internet

- Go to **www.envisionreports.com/vrsn**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

CONTROL NUMBER: 1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — ALL MATTERS LISTED BELOW HAVE BEEN PROPOSED BY THE BOARD OF DIRECTORS OF VERISIGN, INC.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" ALL OF THE NOMINEES FOR DIRECTORS IN PROPOSAL 1, AND "FOR" PROPOSALS 2, 3 AND 4.

Nominees	FOR	WITHHELD	ABSTAIN
01 - D. James Bidzos	☐	☐	☐
02 - William L. Chenevich	☐	☐	☐
03 - Kathleen A. Cote	☐	☐	☐
04 - Roger H. Moore	☐	☐	☐
05 - John D. Roach	☐	☐	☐
06 - Louis A. Simpson	☐	☐	☐
07 - Timothy Tomlinson	☐	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT

1 U P X 1 9 3 3 1 5 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

01T3TE

Availability of proxy materials for the Annual Meeting of Stockholders to be held on May 22, 2014:
The Notice & Proxy Statement, Annual Report, Form 10-K are available at:
www.envisionreports.com/vrsn

▼ **IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

Proxy — VeriSign, Inc.

Notice of 2014 Annual Meeting of Stockholders

12061 Bluemont Way, Reston, VA 20190
Proxy Solicited by Board of Directors for Annual Meeting — (Thursday, May 22, 2014)

The stockholders hereby appoint D. James Bidzos, George E. Kilguss, III and Richard H. Goshorn, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, when properly executed, as designated on the reverse side of this ballot, all of the shares of Common Stock of VERISIGN, INC. that the stockholders are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m. Eastern Time on May 22, 2014, at VeriSign, Inc.'s Corporate Offices, and any adjournment or postponement thereof.

In their discretion the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof.

This proxy, when properly executed and returned, will be voted in the manner indicated on the reverse side of this ballot by the undersigned stockholder. If this proxy is properly executed and returned but no direction is made, this proxy will be voted FOR all of the nominees for directors in proposal 1, and FOR proposals 2, 3 and 4. Whether or not direction is made, this proxy, when properly executed, will be voted in the discretion of the proxies upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof.

This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto.